Exhibit 10.1

PATTERSON-UTI ENERGY, INC.
$300,000,000 4.97% Series A Senior Notes due October 5, 2020

NOTE PURCHASE AGREEMENT

Dated October 5, 2010

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22.2. Payments Due on Non-Business Days	41
22.3. Accounting Terms	41
22.4. Severability	42
22.5. Construction, etc.	42
22.6. Counterparts	42
22.7. Governing Law	42
22.8. Jurisdiction and Process; Waiver of Jury Trial	42

Schedule A	—	Information Relating to Purchasers

Schedule B	—	Defined Terms

Schedule 5.3	—	Disclosure Materials

Schedule 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock

Schedule 5.5	—	Financial Statements

Schedule 5.15	—	Existing Indebtedness

Schedule 10.5	—	Existing Liens

Exhibit 1.1	—	Form of 4.97% Series A Senior Note due October 5, 2020

Exhibit 1.2	—	Form of Guaranty Agreement

Exhibit 4.4(a)	—	Form of Opinion of Special Counsel for the Credit Parties

Exhibit 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers

Patterson-UTI Energy, Inc.
450 Gears Road
Suite 500
Houston, Texas 77067
$300,000,000 4.97% Series A Senior Notes due October 5, 2020
October 5, 2010
To Each of The Purchasers Listed in
Schedule A Hereto:
Ladies and Gentlemen:
     Patterson-UTI Energy, Inc., a Delaware corporation (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:
1. AUTHORIZATION OF NOTES; GUARANTY AGREEMENT.
     1.1. Authorization of Issue of Notes. The Company will authorize the issue and sale of $300,000,000 aggregate principal amount of its 4.97% Series A Senior Notes due October 5, 2020 (the “Notes”, such term to include any such notes issued in substitution therefor pursuant to Section 13). The Notes shall be substantially in the form set out in Exhibit 1.1. Certain capitalized and other terms used in this Agreement are defined in Schedule B; and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.
     1.2. Guaranty Agreement. The payment of the principal of, interest on, and Make-Whole Amounts, if any, with respect to the Notes and other obligations of the Company under this Agreement shall be guaranteed by certain Subsidiaries pursuant to a guaranty agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”) substantially in the form of Exhibit 1.2 hereto.
2. SALE AND PURCHASE OF NOTES.
     Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

3. CLOSING.
     The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Bingham McCutchen LLP, One State Street, Hartford, CT 06103, at 10:00 a.m., local time, at a closing (the “Closing”) on October 5, 2010. At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 4121996094 at Wells Fargo Bank, N.A., 1000 Louisiana Street, 9th Floor, Houston, Texas 77002, ABA number 121000248, Account Name: Patterson-UTI Management Services LLC. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.
4. CONDITIONS TO CLOSING.
     Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:
     4.1. Representations and Warranties.
     The representations and warranties of the Company in this Agreement and of the Credit Parties in the other Financing Documents shall be correct when made and at the time of the Closing.
     4.2. Performance; No Default.
     The Company shall have performed and complied with all agreements and conditions contained in this Agreement, and the Credit Parties shall have performed and complied with all agreements and conditions contained in the other Financing Documents, in each case as required to be performed or complied with by it or such Credit Party, as the case may be, prior to or at the Closing and immediately after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Sections 10.1 through and including 10.6 had such Sections applied since such date.

     4.3. Compliance Certificates.
     (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.10 have been fulfilled.
     (b) Secretary’s Certificate. Each Credit Party shall have delivered to such Purchaser a certificate of such Credit Party’s Secretary, an Assistant Secretary or other appropriate person, dated the date of Closing, (i) attaching certified copies of the articles or certificate of incorporation (or similar charter documents) and by-laws, operating agreement or partnership agreement, as applicable, of such Credit Party, (ii) certifying as to the resolutions attached thereto and other corporate or equivalent proceedings relating to the authorization, execution and delivery of the Financing Documents to which such Credit Party is a party and (iii) certifying the names and true signatures of the officers of such Credit Party authorized to sign the Financing Documents to which such Credit Party is a party.
     4.4. Opinions of Counsel.
     Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Fulbright & Jaworski L.L.P., counsel for the Credit Parties, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers) and (b) from Bingham McCutchen LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.
     4.5. Guaranty Agreement.
     Each Subsidiary Guarantor shall have duly executed and delivered to the Purchasers the Guaranty Agreement and such Guaranty Agreement shall be in full force and effect.
     4.6. Purchase Permitted By Applicable Law, Etc.
     On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

     4.7. Sale of Other Notes.
     Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.
     4.8. Payment of Special Counsel Fees.
     Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.
     4.9. Private Placement Number.
     A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.
     4.10. Changes in Corporate Structure.
     Excluding the Key Acquisition, neither the Company, nor any Subsidiary Guarantor, shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.
     4.11. Funding Instructions.
     At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for the Notes is to be deposited.
     4.12. Credit Agreement.
     The 2010 Bank Credit Agreement shall have been executed and delivered and the Company shall have satisfied the conditions precedent to the making of the initial Loans (as defined in the 2010 Bank Credit Agreement) other than the effectiveness of this Agreement. Each Purchaser shall have received a true and complete copy of the 2010 Bank Credit Agreement.
     4.13. Acquisition.
     The Purchasers shall have been provided evidence that pursuant to and in accordance with the terms of the Key Purchase and Sale Agreement, the Company or one or more of its Affiliates shall have acquired substantially all of the pressure pumping and wireline assets from certain Subsidiaries of Key Energy Services, Inc. (such transaction, the “Key Acquisition”).

     4.14. Proceedings and Documents.
     All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.
5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.,
     The Company represents and warrants to each Purchaser that:
     5.1. Organization; Power and Authority.
     The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform its obligations hereunder and thereunder.
     5.2. Authorization, Etc.
     Each of the Financing Documents to which the Company and each Subsidiary Guarantor is a party has been duly authorized by all necessary corporate or equivalent action on the part of the Company or such Subsidiary Guarantor, as the case may be, and constitutes, or, in the case of each Financing Document other than this Agreement, upon execution and delivery thereof will constitute, a legal, valid and binding obligation of the Company or such Subsidiary Guarantor, as the case may be, enforceable against the Company or such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and fraudulent conveyance laws or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     5.3. Disclosure.
     The Company has delivered to its agent, Wells Fargo Securities, LLC, for delivery to each Purchaser a copy of a Private Placement Memorandum, dated July 2010 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3, and the financial statements listed in Schedule 5.5 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser prior to August 12, 2010 being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2009, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.
     5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.
     (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of and each class of its Equity Interests outstanding owned by the Company and each other Subsidiary, (ii) of Persons known to the Company as the Company’s Affiliates, other than Subsidiaries, and (iii) of the Company’s directors and senior officers.
     (b) All of the outstanding Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).
     (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or equivalent power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact, and in the case of the Subsidiary Guarantors, to execute and deliver the Guaranty Agreement and to perform the provisions thereof.
     (d) No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding Equity Interests of such Subsidiary.
     5.5. Financial Statements; Material Liabilities.
     The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.
     5.6. Compliance with Laws, Other Instruments, Etc.
     The execution, delivery and performance by the Company and the Subsidiary Guarantors of the Financing Documents to which each is a party will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.
     5.7. Governmental Authorizations, Etc.
     No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained or made by the Company or any Subsidiary Guarantor pursuant to any law or regulation applicable to the Company or any Subsidiary Guarantor, as the case may be, as a condition to the execution, delivery or performance by the Company or any Subsidiary Guarantor of the Financing Documents to which it is a party.
     5.8. Litigation; Observance of Agreements, Statutes and Orders.
     (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
     (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws and any of the laws and regulations referred to in Section 5.16), of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     5.9. Taxes.
     The Company and its Subsidiaries (a) have filed all tax returns that are required to have been filed in any jurisdiction, and (b) have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company has not received any written notice from any Governmental Authority proposing any other tax or assessment against the Company or any of its Subsidiaries which, if made, could reasonably be expected to have a Material Adverse Effect. The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2006.
     5.10. Title to Property; Leases.
     The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases to which the Company or any Subsidiary is a party and in which it is a lessee which, individually or in the aggregate, are Material are valid and subsisting leasehold interests of the Company and its Subsidiaries, as the case may be, in all material respects.
     5.11. Licenses, Permits, Etc.
     The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for those conflicts that, individually or in the aggregate, would not have Material Adverse Effect.
     5.12. Compliance with ERISA.
     (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any

ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 430 or 436 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.
     (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $20,000,000 in the case of any single Plan and by more than $20,000,000 in the aggregate for all Plans. The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.
     (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.
     (d) The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.
     (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.
     5.13. Private Offering by the Company.
     Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 65 other Institutional Investors (as defined in clause (c) to the definition of such term), each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

     5.14. Use of Proceeds; Margin Regulations.
     The Company will apply the proceeds of the sale of the Notes to pay or refinance part of the costs of the Key Acquisition and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
     5.15. Existing Indebtedness; Future Liens
     (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of October 4, 2010 (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guarantee thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.
     (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.5.
     (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15.
     5.16. Foreign Assets Control Regulations, Etc.
     (a) Neither the Company nor any Affiliated Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, U.S. Department of Treasury (“OFAC”) (an “OFAC Listed Person”) or (ii) a department, agency or instrumentality of, or is otherwise controlled by or acting on behalf of, directly or indirectly, (A) any OFAC Listed Person or (B) the government of a country subject to comprehensive U.S. economic sanctions administered by OFAC, currently Iran, Sudan, Cuba and Syria (each OFAC Listed Person and each other entity described in clause (ii), a “Blocked Person”).
     (b) No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used, directly by the Company or indirectly through any Affiliated Entity, in connection with any investment in, or any transactions or dealings with, any Blocked Person.
     (c) To the Company’s actual knowledge after making due inquiry, neither the Company nor any Affiliated Entity (i) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under any applicable law (collectively, “Anti-Money Laundering Laws”), (ii) has been assessed civil penalties under any Anti-Money Laundering Laws or (iii) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future Anti-Money Laundering Laws.
     (d) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments to any (i) governmental official, employee, agent or representative, (ii) political party, or official, employee, agent or representative of a political party, (iii) candidate for political office, (iv) official, employee, agent or representative of any public international organization, (v) any entity affiliated with a government, governmental official, employee, agent or representative, political party, candidate for political office or public international organization, or (vi) anyone else acting in an official capacity, in any case for the purpose of influencing an act or decision made in an official capacity, or inducing the use of influence in order to obtain or retain or business or any business advantage or to direct business to any other Person. The Company has taken reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that the Company and each Affiliated Entity is and will continue to be in compliance with all applicable current and future anti-corruption laws and regulations.
     5.17. Status under Certain Statutes.
     (a) Neither the Company nor any Subsidiary is (i) subject to regulation under the Investment Company Act of 1940, as amended, or (ii) in violation of any of the laws and regulations referred to in Section 5.16.
     (b) Neither the Company nor any Subsidiary is a “public utility,” as that term is defined under the Federal Power Act, as amended, and the regulations publicly promulgated thereunder (collectively, the “FPA”) by the Federal Energy Regulatory Commission (“FERC”). The execution and delivery of each of the Financing Documents to which the Company or any Subsidiary Guarantor is a party does not require the approval or authorization of the FERC under the FPA. Following the consummation of the transactions contemplated by the Financing Documents, solely as a result of the execution and delivery hereof and thereof, no Purchaser or holder of Notes shall be subject to regulation as a “public utility” or as an “affiliate” thereof under the FPA.
     5.18. Environmental Matters.
     (a) Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.
     (b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.
     (c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.
     (d) All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.
     5.19. Ranking of Obligations.
     (a) The Company’s payment obligations under this Agreement and the Notes will, upon issuance of the Notes, rank at least pari passu in right of payment, without preference of priority in respect to such right of payment, with all other unsecured and unsubordinated Indebtedness of the Company.
     (b) Each Subsidiary Guarantor’s payment obligations under the Guaranty Agreement will, upon issuance of the Notes, rank at least pari passu in right of payment, without preference of priority in respect to such right of payment, with all other unsecured and unsubordinated Indebtedness of such Subsidiary Guarantor.

6. REPRESENTATIONS OF THE PURCHASERS.
     6.1. Purchase for Investment.
     Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. Each Purchaser severally represents that it is an “accredited investor” within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 of Regulation D under the Securities Act.
     6.2. Source of Funds.
     Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:
     (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or
     (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or
     (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or
     (d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or
     (e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or
     (f) the Source is a governmental plan; or
     (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or
     (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.
As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.
7. INFORMATION AS TO COMPANY.,
     7.1. Financial and Business Information.
     The Company shall deliver to each holder of Notes that is an Institutional Investor:

     (a) Quarterly Statements — within 45 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,
     (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and
     (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its applicable website page as linked from its home page on the worldwide web (at the date of this Agreement located at: http//www.patenergy.com) and shall have given each Purchaser prior notice of such availability on EDGAR and through its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);
     (b) Annual Statements — within 90 days (or such shorter period as is 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof) after the end of each fiscal year of the Company, duplicate copies of
     (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and
     (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by
     (A) an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and
     (B) a certificate of such accountants stating whether, in making their audit, no knowledge was obtained of any Default, and, if any Default shall exist, stating the nature and status of such event, provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, together with the accountant’s certificate described in clause (B) above (the “Accountant’s Certificate”), shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof, in which event the Company shall separately deliver, concurrently with such Electronic Delivery, the Accountant’s Certificate;
     (c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC, provided that the Company shall be deemed to have made such delivery of the items provided for by this clause (c) if it shall have timely made Electronic Delivery (without regard to the notice requirement provided in such defined term) thereof;
     (d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer has knowledge of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;
     (e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:
     (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

     (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or
     (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect; and
     (f) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes or the ability of any Guarantor to perform its obligations under the Guaranty Agreement as from time to time may be reasonably requested by any such holder of Notes.
     7.2. Officer’s Certificate.
     Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of Notes):
     (a) Covenant Compliance — the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.6 through Section 10.8, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and
     (b) Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.
     7.3. Visitation.
     The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:
     (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and
     (b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.
     7.4. Limitation on Disclosure Obligation.
     The Company shall not be required to disclose the following information pursuant to Sections 7.1(f) or 7.3:
     (a) information that, notwithstanding Section 20, the Company, after consultation with counsel, reasonably determines would be prohibited from disclosing by law or regulation and delivers written notice to the holders of Notes that it has so consulted counsel together with a description, in reasonable detail, of such prohibition;
     (b) information that the Company is prohibited from disclosing by the terms of an obligation of confidentiality contained in any agreement binding upon the Company and not entered into in contemplation of this clause (b); provided, that the Company shall make a good faith attempt to obtain consent from the party in whose favor the obligation of confidentiality was made to permit the disclosure of the relevant information; or
     (c) information that is subject to attorney-client privilege not made subject to such privilege in contemplation of this clause (c).
8. PAYMENT AND PREPAYMENT OF THE NOTES.

     8.1. Maturity.
     As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the stated maturity date thereof.
     8.2. Optional Prepayments with Make-Whole Amount.
     The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.
     8.3. Allocation of Partial Prepayments.
     In the case of each partial prepayment of the Notes, pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.
     8.4. Maturity; Surrender, Etc.
     In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.
     8.5. Purchase of Notes.
     The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The

Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.
     8.6. Make-Whole Amount.
     “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
     “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
     “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.
     “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.
     In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the most recently issued actively traded on the run U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the most recently issued actively traded on the run U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

     “Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
     “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.
     “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.
     8.7. Prepayment of Notes Upon Change of Control.
     (a) Notice of Change of Control or Control Event; Offer to Prepay if Change of Control Has Occurred. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change of Control or Control Event, give notice of such Change of Control or Control Event to each holder of Notes. If a Change of Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in paragraph (c) of this Section 8.7 and shall be accompanied by the certificate described in paragraph (g) of this Section 8.7.
     (b) Condition to Company Action. The Company will not consummate a Change of Control unless (i) at least 15 Business Days prior to such consummation it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in paragraph (c) of this Section 8.7, accompanied by the certificate described in paragraph (g) of this Section 8.7, and (ii) contemporaneously with such consummation, it prepays all Notes required to be prepaid in accordance with this Section 8.7.
     (c) Offer to Prepay; Time for Payment. The offer to prepay Notes contemplated by paragraphs (a) and (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, of the Notes held by each holder (in the case of this Section 8.7(c) only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Proposed Prepayment Date”). If such Proposed Prepayment Date is in connection with an offer contemplated by paragraph (a) of this Section 8.7, such date shall not be less than 30 days and not more than 60 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in the offer, the Proposed Prepayment Date shall be the 45th day after the date of such offer).
     (d) Acceptance; Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company at least five days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7, or to accept an offer as to all of the Notes held by the holder, within such time period shall be deemed to constitute a rejection of such offer by such holder.
     (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment. On the Business Day preceding the date of prepayment, the Company shall deliver to each holder of Notes being prepaid a statement setting forth the details of the computation of such amount. The prepayment shall be made on the Proposed Prepayment Date except as provided in paragraph (f) of this Section 8.7.
     (f) Deferral Pending Change of Control. The obligation of the Company to prepay Notes pursuant to the offers required by paragraphs (a) and (b) and accepted in accordance with paragraph (d) of this Section 8.7 is subject to the occurrence of the Change of Control in respect of which such offers and acceptances shall have been made. In the event that such Change of Control does not occur on or prior to the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until and shall be made on the date on which such Change of Control occurs. The Company shall keep each holder of the Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change of Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change of Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change of Control shall be deemed rescinded). Notwithstanding the foregoing, in the event that the prepayment has not been made within 90 days after such Proposed Prepayment Date by virtue of the deferral provided for in this Section 8.7(f), the Company shall make a new offer to prepay in accordance with paragraph (c) of this Section 8.7.
     (g) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 8.7, (iii) that the entire principal amount of each Note is offered to be prepaid, (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date, (v) that the conditions of this Section 8.7 required to be fulfilled prior to the giving of such notice have been fulfilled and (vi) in reasonable detail, the nature and date of the Change of Control.

     8.8. Prepayment in Connection with a Disposition.
     (a) Notice and Offer. In the event any Debt Prepayment Application is to be used to make an offer (a “Transfer Prepayment Offer”) to prepay Notes pursuant to Section 10.6 of this Agreement (a “Debt Prepayment Transfer”), the Company will give written notice of such Debt Prepayment Transfer to each holder of Notes. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay, at the election of each holder, a portion of the Notes held by such holder equal to such holder’s Ratable Portion of the net proceeds in respect of such Debt Prepayment Transfer on a date specified in such notice (the “Transfer Prepayment Date”) that is not less than 30 days and not more than 60 days after the date of such notice, together with interest on the amount to be so prepaid accrued to the Transfer Prepayment Date. If the Transfer Prepayment Date shall not be specified in such notice, the Transfer Prepayment Date shall be the 30th day after the date of such notice.
     (b) Acceptance and Payment. To accept such Transfer Prepayment Offer, a holder of Notes shall cause a notice of such acceptance to be delivered to the Company at least five days prior to the Transfer Prepayment Date, provided, that failure to accept such offer in writing within such time period shall be deemed to constitute a rejection of the Transfer Prepayment Offer. If so accepted by any holder of a Note, such offered prepayment (equal to not less than such holder’s Ratable Portion of the net proceeds in respect of such Debt Prepayment Transfer) shall be due and payable on the Transfer Prepayment Date. Such offered prepayment shall be made at 100% of the principal amount of such Notes being so prepaid, together with interest on such principal amount then being prepaid accrued to the Transfer Prepayment Date determined as of the date of such prepayment.
     (c) Other Terms. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying (i) the Transfer Prepayment Date, (ii) the net proceeds in respect of the applicable Debt Prepayment Transfer, (iii) that such offer is being made pursuant to Section 8.8 and Section 10.6 of this Agreement, (iv) the principal amount of each Note offered to be prepaid, (v) the interest that would be due on each Note offered to be prepaid, accrued to the Transfer Prepayment Date and (vi) in reasonable detail, the nature of the Disposition giving rise to such Debt Prepayment Transfer and certifying that no Default or Event of Default exists or, immediately after giving effect to the prepayment contemplated by such offer, would exist.
     (d) Notice Concerning Status of Holders of Notes. Promptly after each Transfer Prepayment Date and the making of all prepayments contemplated on such Transfer Prepayment Date under this Section 8.8 (and, in any event, within 30 days thereafter), the Company shall deliver to each holder of Notes a certificate signed by a Senior Financial Officer of the Company containing a list of the then current holders of Notes (together with their addresses) and setting forth as to each such holder the outstanding principal amount of Notes held by such holder at such time.

9. AFFIRMATIVE COVENANTS.
     The Company covenants that so long as any of the Notes are outstanding:
     9.1. Compliance with Law.
     Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws and the laws and regulations referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     9.2. Insurance.
     The Company will, and, if not maintained by the Company, will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.
     9.3. Maintenance of Properties.
     The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective Material properties in accordance with industry practices, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
     9.4. Payment of Taxes.
     The Company will, and will cause each of its Subsidiaries to, (a) file all tax returns required to be filed in any jurisdiction and (b) pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge or levy if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such

Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges and levies in the aggregate could not reasonably be expected to have a Material Adverse Effect.
     9.5. Corporate Existence, Etc.
     Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.6, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.
     9.6. Books and Records.
     The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.
     9.7. Ranking of Obligations.
     (a) The Company will ensure that its payment obligations under this Agreement and the Notes will at all times rank at least pari passu in right of payment, without preference or priority in respect to such right of payment, with all other unsecured unsubordinated Indebtedness of the Company.
     (b) The Company will ensure that each Subsidiary Guarantor’s payment obligations under the Guaranty Agreement will at all times rank at least pari passu in right of payment, without preference or priority in respect to such right of payment, with all other unsecured unsubordinated Indebtedness of such Subsidiary Guarantor.
     9.8. Additional Guarantors.
     (a) The Company will cause (i) each of its Domestic Subsidiaries (other than Immaterial Subsidiaries), whether newly formed, after acquired or otherwise existing, and (ii) each other entity that guarantees or becomes obligated with respect to the obligations of the Company or any Subsidiary under any Principal Credit Facility to promptly (and in any event within 10 days after such Domestic Subsidiary is formed or acquired or contemporaneously with such entity becoming a party to or obligated under a Principal Credit Facility, as applicable (or such longer period of time as agreed to by the Required Holders in their reasonable discretion)) become a Guarantor hereunder by way of execution of a Guarantor Supplement in the form of Exhibit A to the Guaranty Agreement (each a “Guaranty Joinder Agreement”). In connection with clause (a)(i) above, the Company shall give notice to each holder of Notes not less than 10 days prior to creating a Domestic Subsidiary (or such longer period of time as agreed to by the Required Holders in their reasonable discretion), or acquiring the Equity Interests of any such Person.

     (b) In connection clause (a) of this Section 9.8, the Company shall deliver to each holder of Notes, with respect to each new Guarantor to the extent applicable, proof of corporate or similar action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Credit Parties pursuant to Section 4 on the date of Closing and such other documents or agreements as the Required Holders may reasonably request.
     (c) The holders of the Notes agree that any Guarantor shall be automatically released and discharged from its obligations under the Guaranty Agreement effective:
     (i) at the time a Subsidiary Guarantor ceases to be a Subsidiary of the Company after giving effect to a Disposition in accordance with Section 10.6 so long as no Default or Event of Default is then continuing, or
     (ii) at the time the obligations of a Guarantor, whether direct or indirect, as a co-borrower, guarantor or otherwise, of any Indebtedness of the Company or its Subsidiaries under all Principal Credit Facilities shall, at any time after the date of the Closing, be terminated by the holders of such Indebtedness so long as no Default or Event of Default is then continuing; provided, however, that such Guarantor shall not be released from its obligations as a Guarantor if in connection with the release of such Guarantor from its obligations with respect to the Indebtedness of the Company or any Subsidiary under any Principal Credit Facility, the Company, any Subsidiary or any other entity pays any consideration to the holders of such Indebtedness in consideration of such release, unless the holders of Notes are paid consideration on the same basis as such other holder for such release; and provided, further, that in the event any such Guarantor shall at any time after the release provided for in this clause (ii) of Section 9.8(c) become directly or indirectly liable for (whether by way of becoming a co-borrower, guarantor or otherwise), all or any part of the Indebtedness of the Company or its Subsidiaries under any Principal Credit Facility, the Company will cause such Guarantor contemporaneously with entering into any such Guarantee or incurring such liability to execute and deliver to the holders of the Notes, (A) a Guaranty Joinder Agreement, and (B) proof of corporate or similar action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Credit Parties pursuant to Section 4 on the date of Closing and such other documents or agreements as the Required Holders may reasonably request.
     (d) In connection with the release contemplated by clause (c) of Section 9.8, and in each such instance, the holders of the Notes shall, within 30 days of receipt of a written request of the Company, take such action and execute such documents as the Company, such Subsidiary or entity shall reasonably request to evidence such release, discharge or termination of such Subsidiary’s or entity’s obligations under the Guaranty Agreement, all at the expense of the Company.

10. NEGATIVE COVENANTS.
     The Company covenants that so long as any of the Notes are outstanding:
     10.1. Transactions with Affiliates.
     The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company’s or such Subsidiary’s business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.
     10.2. Merger, Consolidation, Etc.
     The Company will not and will not permit any Subsidiary Guarantor to consolidate with or merge with any other Person or convey, transfer, sell or lease (as lessor) all or substantially all of its assets in a single transaction or series of related transactions to any Person except that the Company or such Subsidiary Guarantor may consolidate or merge with any other Person or convey, transfer, sell or lease (as lessor) all or substantially all of its assets in a single transaction or series of related transactions to any Person, provided that:
     (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer, sale or lease all or substantially all of the assets of the Company or such Subsidiary Guarantor as an entirety, as the case may be, shall be a solvent corporation, limited partnership or limited liability company organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, (i) if the Company or such Subsidiary Guarantor is not such successor or survivor or (ii) if the Company is not such successor or surviving corporation in any transaction with any Subsidiary Guarantor, such corporation, limited partnership or limited liability company (including, without limitation, any Subsidiary Guarantor which is the successor or surviving entity to the Company), shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement the Notes, or the Guaranty Agreement, as applicable;
     (b) to the extent the Company is not the survivor of such transaction, each Subsidiary Guarantor shall have executed and delivered to each holder of Notes its reaffirmation of its obligations under the Guaranty Agreement in form and substance satisfactory to the Required Holders; and
     (c) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.
No such conveyance, transfer, sale or lease of all or substantially all of the assets of the Company or such Subsidiary Guarantor shall have the effect of releasing the Company or such

Subsidiary Guarantor or any successor corporation, limited partnership or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes, or the Guaranty Agreement, as applicable, except as permitted by clause (i) of Section 9.8(c).
     10.3. Line of Business.
     The Company will not and will not permit any Subsidiary to engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.
     10.4. Terrorism Sanctions Regulations.
     The Company will not and will not permit any Affiliated Entity to (a) become an OFAC Listed Person or (b) have any investments in, or engage in any dealings or transactions with, any Blocked Person.
     10.5. Liens.
     The Company will not, and will not permit any Subsidiary to, create, incur, assume or suffer to exist any Lien on its properties or assets, including capital stock, whether now owned or hereafter acquired, except:
     (a) Permitted Encumbrances;
     (b) Liens pursuant to the Financing Documents;
     (c) Liens existing on property or assets of the Company or any Subsidiary as of the date of this Agreement that are listed in Schedule 10.5;
     (d) any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date of this Agreement prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien does not apply to any other property or assets of the Company or any Subsidiary and (iii) such Lien secures only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be;
     (e) Liens on fixed or capital assets (including assets acquired pursuant to capital expenditures) acquired, constructed, repaired or improved by the Company or any Subsidiary; provided that (i) such Liens and the Indebtedness secured thereby are incurred to acquire, construct, repair or improve such asset and are incurred prior to or within 90 days after such acquisition or the completion of such construction, repair or improvement, (ii) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing, repairing or improving such fixed or capital assets, and (iii) such Liens do not apply to any other property or assets of the Company or any Subsidiary;
     (f) any Lien renewing, extending or replacing any Lien permitted by paragraph (c), (d) or (e) of this Section 10.5, provided that (i) the principal amount Indebtedness so secured and then outstanding is not increased, (ii) the Lien is not extended to other property of the Company or such Subsidiary and (iii) immediately after such renewal, extension or replacement no Default or Event of Default would exist;
     (g) Liens securing Intercompany Indebtedness;
     (h) Liens securing judgments for the payment of money that individually or in the aggregate do not constitute an Event of Default under Section 11(i) or securing appeal or other surety bonds related to such judgments;
     (i) Liens arising in the ordinary course of business under Oil and Gas Agreements to secure compliance with such agreements, provided that any such Lien referred to in this clause are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, and provided, further, that any such Lien referred to in this clause does not materially impair the use of the property covered by such Lien for the purposes for which such property is held by the Company or any Subsidiary or materially impair the value of such property subject thereto, and provided, further, that such Liens are limited to property that is the subject of the relevant Oil and Gas Agreement and any proceeds thereof; and
     (j) Liens securing Indebtedness not otherwise permitted by paragraphs (a) through (i) of this Section 10.5, provided that the outstanding principal amount of Priority Debt does not at any time exceed 20% of Consolidated Net Worth (determined as of the end of the most recently completed fiscal quarter for which financial statements have been provided); provided, further, notwithstanding the foregoing, that no Lien created pursuant this Section 10.5(j) shall secure Indebtedness owing under any Principal Credit Facility unless and until the Notes are equally and ratably secured by all property subject to such Lien, in each case pursuant to documentation reasonably satisfactory to the Required Holders.
     10.6. Sale of Assets.
     Except as permitted by Section 10.2, the Company will not, and will not permit any Subsidiary to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a “Disposition”), any assets, in one or a series of transactions, to any Person, other than:
     (a) Dispositions of worthless, damaged or obsolete equipment (i) in the ordinary course of business or (ii) that the Company believes in its reasonable business judgment are no longer used or no longer useful in the business of the Company and its Subsidiaries;

     (b) Dispositions in the ordinary course of business, including the abandonment, relinquishment or farm-out of oil and gas leases, concessions or drilling or exploration rights or interests therein;
     (c) Dispositions (i) between and among Credit Parties, (ii) by a Subsidiary to the Company or a Subsidiary Guarantor, or (iii) between and among Subsidiaries that are not Subsidiary Guarantors;
     (d) Dispositions of cash and cash equivalents in the ordinary course of business;
     (e) Dispositions not otherwise permitted by paragraphs (a), (b), (c) or (d) of this Section 10.6 provided that:
     (i) in the good faith opinion of the Company, the Disposition is in exchange for consideration having a fair market value at least equal to that of the property subject to such Disposition and is in the best interest of the Company or such Subsidiary;
     (ii) after giving effect to such transaction, no Default or Event of Default shall exist; and
     (iii) immediately after giving effect to the Disposition, the aggregate net book value of all assets that were the subject of any Disposition pursuant to this Section 10.6(e) occurring in the then current fiscal year would not exceed 15% of Consolidated Total Assets (determined as of the end of the most recently completed fiscal quarter for which financial statements have been provided).
     Notwithstanding the foregoing, the Company may, or may permit a Subsidiary to, make a Disposition and the assets subject to such Disposition shall not be subject to or included in the foregoing limitation and computation contained in paragraph (e)(iii) of the preceding sentence if, within 365 days of such Disposition, an amount equal to the net proceeds from such Disposition is:
     (A) reinvested in productive assets to be used in the existing business of the Company or a Subsidiary, including, without limitation, reinvestments consisting of capital expenditures; or
     (B) the net proceeds from such Disposition are applied to a Debt Prepayment Application. Solely for the purposes of this clause (B), whether or not such offers are accepted by the holders, the entire principal amount of the Notes subject to a Debt Prepayment Application shall be deemed to have been prepaid.
     10.7. Priority Debt.
     The Company will not at any time permit the outstanding principal amount of Priority Debt to exceed 20% of Consolidated Net Worth (determined as of the end of the most recently completed fiscal quarter for which financial statements have been provided); provided, however, no Subsidiary shall guaranty or otherwise become obligated in respect of any Principal Credit Facility unless such Subsidiary guaranties, or becomes similarly obligated in respect of, the Notes, in each case pursuant to documentation reasonably satisfactory to the Required Holders.
     10.8. Financial Covenants.
     (a) The Company will not permit the Debt to Capitalization Ratio, expressed as a percentage, to exceed 50% at any time.
     (b) The Company will not permit the Interest Coverage Ratio as of the last day of any fiscal quarter to be less than 2.50 to 1.00.
11.	EVENTS OF DEFAULT.
     An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:
     (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or
     (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or
     (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10; or
     (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or
     (e) any representation or warranty made in writing by or on behalf of any Credit Party or by any officer of any Credit Party in any Financing Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or
     (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least the Threshold Amount beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least the Threshold Amount or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into Equity Interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least the Threshold Amount, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness, or (iv) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Company or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than the Threshold Amount; or
     (g) the Company or any Subsidiary Guarantor (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or
     (h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any Subsidiary Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Subsidiary Guarantor, or any such petition shall be filed against the Company or any Subsidiary Guarantor and such petition shall not be dismissed within 60 days; or
     (i) a final judgment or judgments for the payment of money aggregating in excess of the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has affirmed coverage in writing) are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or
     (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed the Threshold Amount, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or
     (k) (i) the Guaranty Agreement ceases to be in full force and effect or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by the Company or any Guarantor or any of them renounces any of the same or denies that it has any or further liability thereunder or (ii) any Guarantor defaults in the performance of or compliance with any term contained in Section 1 or Section 5 of the Guaranty Agreement.
As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.
12. REMEDIES ON DEFAULT, ETC.
     12.1. Acceleration.
     (a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.
     (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.
     (c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

     Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.
     12.2. Other Remedies.
     If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, in any Note or in the Guaranty Agreement, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.
     12.3. Rescission.
     At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.
     12.4. No Waivers or Election of Remedies, Expenses, Etc.
     No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, the Guaranty Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under

Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.
13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.
     13.1. Registration of Notes.
     The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.
     13.2. Transfer and Exchange of Notes.
     Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), subject to compliance with applicable securities laws, for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1.1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2.
     13.3. Replacement of Notes.
     Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and
     (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or
     (b) in the case of mutilation, upon surrender and cancellation thereof, within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.
14. PAYMENTS ON NOTES.
     14.1. Place of Payment.
     Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the office of Wells Fargo Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the office of a bank or trust company in such jurisdiction.
     14.2. Home Office Payment.
     So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

15. EXPENSES, ETC.
     15.1. Transaction Expenses.
     Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Notes or the Guaranty Agreement (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes or the Guaranty Agreement or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes or the Guaranty Agreement, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Notes and the Guaranty Agreement and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,000. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).
     15.2. Survival.
     The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Notes or the Guaranty Agreement, and the termination of this Agreement.
16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
     All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may, in good faith, be relied upon, as made on the date of Closing, by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement made as of the date therein provided. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17. AMENDMENT AND WAIVER.
     17.1. Requirements.
     This Agreement and the Notes may be amended, and the observance of any term hereof or thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.
     17.2. Solicitation of Holders of Notes.
     (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, the Guaranty Agreement or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
     (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof, of the Notes or of the Guaranty Agreement unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.
     17.3. Binding Effect, etc.
     Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.
     17.4. Notes Held by Company, etc.
     Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, the Guaranty Agreement or the Notes, or have directed the taking of any action provided herein, in the Guaranty Agreement or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.
18. NOTICES.
     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy or other electronic communication (including email) if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
     (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,
     (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or
     (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer (Telephone: (281) 765-7100; Fax: (281) 765-7175) or at such other address as the Company shall have specified to the holder of each Note in writing.
Notices under this Section 18 will be deemed given only when actually received.
19. REPRODUCTION OF DOCUMENTS.
     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.
20. CONFIDENTIAL INFORMATION.
     For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (A) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (B) in response to any subpoena or other legal process, (C) in connection with any litigation to which such Purchaser is a party or (D) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, the Guaranty Agreement and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.
21. SUBSTITUTION OF PURCHASER.
     Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser. In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.
22. MISCELLANEOUS.
     22.1. Successors and Assigns.
     All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.
     22.2. Payments Due on Non-Business Days.
     Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.
     22.3. Accounting Terms.
     All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with the financial covenants contained in this Agreement, any election by the Company to measure an item of Indebtedness using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (formerly known as FASB 159) or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.
     22.4. Severability.
     Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.
     22.5. Construction, etc.
     Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
     For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.
     22.6. Counterparts.
     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.
     22.7. Governing Law.
     This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
     22.8. Jurisdiction and Process; Waiver of Jury Trial.
     (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Notes or the Guaranty Agreement. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
     (b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
     (c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
     (d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.
[Remainder of page left intentionally blank. Next page is signature page.]

     If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

PATTERSON-UTI ENERGY, INC.

By:	/s/ John. E. Vollmer III
Name:	John. E. Vollmer III
Title:	Senior Vice President – Corporate Development, Chief Financial Officer and Treasurer
[Signature Page to Note Purchase Agreement]

This Agreement is hereby accepted and agreed to as of the date thereof.

GIBRALTAR LIFE INSURANCE CO., LTD.
By:	Prudential Investment Management (Japan), Inc., as Investment Manager
	By:	Prudential Investment Management, Inc., as Sub-Adviser

		By:	/s/ Brian N. Thomas

		Name:	Brian N. Thomas
		Title:	Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By:	Prudential Investment Management, Inc., as investment manager

	By:	/s/ Brian N. Thomas

	Name:	Brian N. Thomas
	Title:	Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
By:	Prudential Investment Management (Japan), Inc., as Investment Manager
	By:	Prudential Investment Management, Inc., as Sub-Adviser

		By:	/s/ Brian N. Thomas

		Name:	Brian N. Thomas
		Title:	Vice President

FORETHOUGHT LIFE INSURANCE COMPANY
By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

		By:	/s/ Brian N. Thomas

		Name:	Brian N. Thomas
		Title:	Vice President
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Brian N. Thomas

Name:	Brian N. Thomas
Title:	Vice President

PHYSICIANS MUTUAL INSURANCE COMPANY
By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

		By:	/s/ Brian N. Thomas

		Name:	Brian N. Thomas
		Title:	Vice President

BCBSM, INC. DBA BLUE CROSS AND BLUE SHIELD OF MINNESOTA
By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)
	By:	Prudential Private Placement Investors, Inc. (as its General Partner)

		By:	/s/ Brian N. Thomas

		Name:	Brian N. Thomas
		Title:	Vice President
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

By:	/s/ Laura M. Parrott

Name:	Laura M. Parrott
Title:	Director
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Howard Stern

Name:	Howard Stern
Its:	Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

By:	/s/ Howard Stern

Name:	Howard Stern
Its:	Authorized Representative
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

AVIVA LIFE AND ANNUITY COMPANY
By:	Aviva Investors North America, Inc., its authorized attorney-in-fact

	By:	/s/ Tamara L. Harmon

	Name:	Tamara L. Harmon
	Title:	VP, Sr. Portfolio Manager
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

JACKSON NATIONAL LIFE INSURANCE COMPANY
By:	PPM America, Inc., as attorney in fact

	By:	/s/ Brian Manczak

	Name:	Brian Manczak
	Title:	Vice President
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
By:	Allianz of America, Inc. as the authorized signatory and investment manager

	By:	/s/ Gary Brown

	Name:	Gary Brown
	Title:	Chief Investment Officer – Fixed Income
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Brian Keating

Name:	Brian Keating
Title:	Managing Director
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

ENSIGN PEAK ADVISORS, INC.

By:	/s/ Kevin Lund
Name: Kevin Lund
Title: Vice President
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

CUNA MUTUAL INSURANCE SOCIETY CUMIS INSURANCE SOCIETY, INC.
By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor

	By:	/s/ Allen R. Cantrell
Name: Allen R. Cantrell
Title: Managing Director, Investments
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Breege A. Farrell
Name: Breege A. Farrell

By:	/s/ Mark Cloghessy
Name: Mark Cloghessy

Authorized Signatories

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Breege A. Farrell
Name: Breege A. Farrell

By:	/s/ Mark Cloghessy
Name: Mark Cloghessy

Authorized Signatories
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

THE UNION CENTRAL LIFE INSURANCE COMPANY AMERITAS LIFE INSURANCE CORP. ACACIA LIFE INSURANCE COMPANY FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK
By:	Summit Investment Partners, as Agent

	By:	/s/ Andrew S. White
Name: Andrew S. White
Title: Managing Director — Private Placements
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name: David Divine
Title: Portfolio Manager
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

MODERN WOODMEN OF AMERICA

By:	/s/ Nick S. Coin
Name: Nick S. Coin
Title: Treasurer & Investment Manager
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

AMERICAN NATIONAL INSURANCE COMPANY (ANICO)

By:	/s/ Gordon Dixon
Name: Gordon Dixon
Title: Senior Vice President
[Signature Page to Note Purchase Agreement - Patterson-UTI Energy, Inc.]

Schedule A
Information Relating To Purchasers

Purchaser Name	GIBRALTAR LIFE INSURANCE CO., LTD.

Name in Which to Register Note(s)	GIBRALTAR LIFE INSURANCE CO., LTD.

Registration number(s); principal amount(s)	RA-1; $16,081,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: Gibraltar Private Account No.: P86246 (please do not include spaces) Ref: “Accompanying Information” below

All payments, other than principal, interest or Make-Whole Amount shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. 304199036 Account Name: Prudential International Insurance Service Company Ref: “Accompanying Information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

	Security No.:	INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagatacho
Chiyoda-ku, Tokyo 100-8953, Japan
Attention: Mizuho Matsumoto, Vice President of Investment Operations Team
E-mail: Mizuho.Matsumoto@gib-life.co.jp

Address/Fax for All Other Notices	Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director, Energy and Corporate Finance

Schedule A-1

Instructions re: Delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attn: Thomas P. Donohue, Esq.

Tax Identification Number	98-0408643

Schedule A-2

Purchaser Name	GIBRALTAR LIFE INSURANCE CO., LTD.

Name in Which to Register Note(s)	GIBRALTAR LIFE INSURANCE CO., LTD.

Registration number(s); principal amount(s)	RA-2; $5,379,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: GIB Private Placement USD Account No.: P86406 (please do not include spaces) Ref: “Accompanying Information” below

All payments, other than principal, interest or Make-Whole Amount shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. 304199036 Account Name: Prudential International Insurance Service Company Ref: “Accompanying Information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

	Security No.:	INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagatacho
Chiyoda-ku, Tokyo 100-8953, Japan
Attention: Mizuho Matsumoto, Vice President of Investment Operations Team
E-mail: Mizuho.Matsumoto@gib-life.co.jp

Address/Fax for All Other Notices	Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director, Energy and Corporate Finance

Instructions re: Delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attn: Thomas P. Donohue, Esq.

Tax Identification Number	98-0408643

Schedule A-3

Purchaser Name	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Name in Which to Register Note(s)	PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Registration number(s); principal amount(s)	RA-3; $13,500,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account Name: PRIAC Account No.: P86329 (please do not include spaces)

Each such wire transfer shall set forth the “Accompanying Information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

	Security No.:	INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Prudential Retirement Insurance and Annuity Company
c/o Prudential Investment Management, Inc.
Private Placement Trade Management
PRIAC Administration
Gateway Center Four, 7th Floor
100 Mulberry Street
Newark, NJ 07102
Phone: 973-802-8107
Fax: 888-889-3832

Address/Fax for All Other Notices	Prudential Retirement Insurance and Annuity Company c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director, Energy and Corporate Finance

Instructions re: Delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attn: Thomas P. Donohue, Esq.

Tax Identification Number	06-1050034

Schedule A-4

Purchaser Name	THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

Name in Which to Register Note(s)	THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.

Registration number(s); principal amount(s)	RA-4; $8,040,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	JPMorgan Chase Bank New York, NY ABA No.: 021-000-021 Account No.: P86291 Account Name: The Prudential Life Insurance Company, Ltd Ref: “Accompanying Information” below

All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. 021-000-021 Account No. 304199036 Account Name: Prudential International Insurance Service Co. Ref: “Accompanying Information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

	Security No.:	INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	The Prudential Life Insurance Company, Ltd.
2-13-10, Nagatacho
Chiyoda-ku, Tokyo 100-0014, Japan
Telephone: 81-3-5501-5190
Facsimile: 81-03-5501-5037
E-mail: osamu.egi@prudential.com
Attention: Osamu Egi, Team Leader of Financial Reporting Team

Address/Fax for All Other Notices	Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director, Energy and Corporate Finance

Instructions re: Delivery of Notes	Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attn: Thomas P. Donohue, Esq.

Tax Identification Number	98-0433392

Schedule A-5

Purchaser Name	FORETHOUGHT LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	FORETHOUGHT LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-5; $7,500,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	State Street Bank & Trust Company Boston, MA ABA # 011000028 DDA # 24564783 For Further Credit: Forethought Life Insurance Company Fund # 3N1H Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Forethought Life Insurance Company
Attn: Russell L. Jackson
300 North Meridian, Suite 1800
Indianapolis, IN 46204
Phone: 317-223-2749
Email: russell.jackson@forethought.com

with copy to:

State Street Bank
Attn: Deb Hartner
801 Pennsylvania
Kansas City, MO 64105
Phone: 816-871-9218
Email: DSHartner@statestreet.com

Address/Fax for All Other Notices	Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director, Energy and Corporate Finance

Schedule A-6

Purchaser Name	FORETHOUGHT LIFE INSURANCE COMPANY

Instructions re: Delivery of Notes	DTC / New York Window
55 Water Street
New York, NY 10041
Attention: Robert Mendez
Ref: SSB Fund # 3N1H

With a copy to:
Prudential Capital Group
Gateway Center 4
100 Mulberry, 7th Floor
Newark, NJ 07102
Attention: Trade Management, Manager
Telephone: (973) 367-3141

and

Forethought Life Insurance Company
Attn: Eric Todd
300 North Meridian
Suite 1800
Indianapolis, IN 46204

Tax Identification Number	06-1016329

Schedule A-7

Purchaser Name	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Name in Which to Register Note(s)	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Registration number(s); principal amount(s)	RA-6; $5,000,000

Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

JPMorgan Chase Bank
New York, NY
ABA No.: 021-000-021
Account Name: Prudential — Managed Portfolio
Account No.: P86188 (do not include spaces)
Ref: “Accompanying Information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

	Security No.:	INV11269

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	The Prudential Insurance Company of America
c/o Investment Operations Group
Gateway Center Two, 10th Floor
100 Mulberry Street
Newark, NJ 07102-4077
Attn: Manager, Billings and Collections

with telephonic prepayment notices to:

Manager, Trade Management Group
Tel: 973-367-3141
Fax: 888-889-3832

Address/Fax for All Other Notices	The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director, Energy and Corporate Finance

Instructions re: delivery of Note(s)	Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attn: Thomas P. Donohue, Esq.

Tax Identification Number	22-1211670

Schedule A-8

Purchaser Name	PHYSICIANS MUTUAL INSURANCE COMPANY

Name in Which to Register Note(s)	HOW & CO.

Registration number(s); principal amount(s)	RA-7; $3,000,000

Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Northern Trust Company Chicago, IL ABA No.: 071000152 Account Name: Physicians Mutual Insurance Company Account No.: 26-98845 Ref: “Accompanying Information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Physicians Mutual Insurance Company 2600 Dodge Street Omaha, NE 68131 Attention: Steve Scanlan Fax: (402) 633-1096

Address/Fax for All Other Notices	Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director, Energy and Corporate Finance

Instructions re: delivery of Note(s)	The Northern Trust Company of New York
Harborside Financial Center 10, Suite 1401
3 Second Street
Jersey City, NJ 07311
Attention: Jose Mero & Ruby Vega
Re: Physicians Mutual Insurance Company-Prudential; Account Number: 26-98845

With a copy to:

Prudential Capital Group
Gateway Center 4
100 Mulberry, 7th Floor
Newark, NJ 07102
Attention: Trade Management, Manager
Telephone: (973) 367-3141

Tax Identification Number	47-0270450

Schedule A-9

Purchaser Name	BCBSM, INC. DBA BLUE CROSS AND BLUE SHIELD OF MINNESOTA

Name in Which to Register Note(s)	BLUE CROSS AND BLUE SHIELD OF MINNESOTA

Registration number(s); principal amount(s)	RA-8; $1,500,000

Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

U.S. Bank N.A.
ABA No.: 091000022
Account No. 180183083765
60 Livingston Avenue
St. Paul, MN 55107
Attn: Income Team (PPN Number, Account No. 10561811 and payment breakdown)
Ref: “Accompanying Information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Blue Cross and Blue Shield of Minnesota 1303 Corporate Center Drive Eagan, MN 55121-1204 Attention: James K. Rochat, Director, Investments Telephone: (651) 662-8372 Facsimile: (651) 662-2164

Address/Fax for All Other Notices	Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, TX 75201 Attention: Managing Director, Energy and Corporate Finance

Instructions re: delivery of Note(s)	U.S. Bank
Cindy Procai EP MN WS41
60 Livingston Ave.
St. Paul, MN 55107
Attention: Kate O’Connor
Telephone: (651) 495-4175
Re: Blue Cross & Blue Shield of Minnesota; Account Number: 10561811

With a copy to:

Prudential Capital Group
Gateway Center 4
100 Mulberry, 7th Floor
Newark, NJ 07102
Attention: Trade Management, Manager
Telephone: (973) 367-3141

Tax Identification Number	41-0984460

Schedule A-10

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Name in Which to Register Note(s)	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Registration number(s); principal amount(s)	RA-9; $52,000,000

Payment on Account of Note(s) Method Account Information	Automated Clearing House System JPMorgan Chase Bank, N.A. ABA# 021-000-021 Account #: 900-9-000200 Account Name: TIAA For further credit to: Account # G07040 Ref: “Accompanying information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, NY 10017
Attn: Securities Accounting Division
Phone: 212-916-4109
Fax: 212-916-6955

With a copy to:

JPMorgan Chase Bank, N.A.
P.O. Box 35308
Newark, NJ 07101

And:

Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, NY 10017
Attn: Global Private Markets
Tel: 212-916-6547 (Lisa M. Ferraro)
     212-916-4000 (General Number)
Email: lferraro@tiaa-cref.org

Address/Fax for All Other Notices	Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, NY 10017
Attn: Global Private Markets
Tel: 212-916-6547 (Lisa M. Ferraro)
     212-916-4000 (General Number)
Email: lferraro@tiaa-cref.org

Schedule A-11

Purchaser Name	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Instructions re: delivery of Note(s)	JPMorgan Chase Bank, N.A. 4 Chase Metrotech Center, 3rd Floor Brooklyn, NY 11245-0001 Attn: Physical Receive Dept. For TIAA A/C# G07040

Tax Identification Number	13-1624203

Schedule A-12

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-10; $45,000,000

Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For the account of: Northwestern Mutual Life Account No. 182380324521
Ref: “Accompanying information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Treasury & Investment Operations Email: privates@northwesternmutual.com

Address/Fax for All Other Notices	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Securities Department Email: privateinvest@northwesternmutual.com

Instructions re: delivery of Note(s)	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Matthew E. Gabrys, Esq.

Tax Identification Number	39-0509570

Schedule A-13

Purchaser Name	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

Name in Which to Register Note(s)	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY FOR ITS GROUP ANNUITY SEPARATE ACCOUNT

Registration number(s); principal amount(s)	RA-11; $2,000,000

Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

US Bank
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
For the account of: Northwestern Mutual Life-GASA Account No. 182380324018
Ref: “Accompanying information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Investment Operations Email: privates@northwesternmutual.com

Address/Fax for All Other Notices	The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account
720 East Wisconsin Avenue
Milwaukee, WI 53202
Attn: Securities Department
Email: privateinvest@northwesternmutual.com

Instructions re: delivery of Note(s)	The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attn: Matthew E. Gabrys, Esq.

Tax Identification Number	39-0509570

Schedule A-14

Purchaser Name	AVIVA LIFE AND ANNUITY COMPANY

Name in Which to Register Note(s)	HARE & CO.

Registration number(s); principal amount(s)	RA-12; $28,000,000

Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: Institutional Custody Insurance Division
Custody Account Name: Aviva Life and Annuity Co-Annuity
Custody Account Number: 010048
Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # / Email for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE:
privateplacements@avivainvestors.com

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
215 10th Street, Suite 1000
Des Moines, IA 50309
Attn: Private Placements

Instructions re: delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 FAO: Aviva Life and Annuity Co-Annuity, A/C #010048

Tax Identification Number	42-0175020 (Aviva Life and Annuity Company) 13-6062916 (Hare & Co.)

Schedule A-15

Purchaser Name	AVIVA LIFE AND ANNUITY COMPANY

Name in Which to Register Note(s)	HARE & CO.

Registration number(s); principal amount(s)	RA-13; $7,000,000

Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

The Bank of New York
New York, NY
ABA #021000018
Credit A/C# GLA111566
A/C Name: ALAC — Private FI
Custody Account Name: ALAC — Private FI
Custody Account Number: 447702
Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # / Email for all Notices, including Financials, Compliance and Requests	PREFERRED REMITTANCE:
privateplacements@avivainvestors.com

Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
215 10th Street, Suite 1000
Des Moines, IA 50309
Attn: Private Placements

Instructions re: delivery of Notes	The Bank of New York One Wall Street, 3rd Floor Window A New York, NY 10286 FAO: ALAC — Private FI, A/C #447702

Tax Identification Number	42-0175020 (Aviva Life and Annuity Company) 13-6062916 (Hare & Co.)

Schedule A-16

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-14; $10,000,000

Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York ABA # 021-000-018 BNF Account #: IOC566 FBO: JNL A/C # 187242 Ref: “Accompanying information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Jackson National Life Insurance Company c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Tel: (718) 315-3035 Fax: (718) 315-3076

Address/Fax for All Other Notices	PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Private Placements — Brian Manczak
Tel: (312) 634-7885
Fax: (312) 634-0054

with a copy to

PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Investment Accounting — Craig Close
Tel: (312) 634-2502
Fax: (312) 634-0906

With copies of Financial Information also to:

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1500
Chicago, IL 60606-1228
Attn: Investment Accounting — Mark Stewart
Tel: (517) 637-3190
Fax: (517) 706-5503

Schedule A-17

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Instructions re: delivery of Note(s)	The Bank of New York Special Processing — Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL — JNL ELI/ Non Insul., A/C #187242

Tax Identification Number	38-1659835

Schedule A-18

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	JACKSON NATIONAL LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-15; $10,000,000

Payment on Account of Note(s) Method Account Information	Federal Funds Wire Transfer The Bank of New York ABA # 021-000-018
BNF Account #: IOC566
FBO: JNL A/C # 187244
Ref: “Accompanying information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Jackson National Life Insurance Company c/o The Bank of New York Attn: P & I Department P.O. Box 19266 Newark, NJ 07195 Tel: (718) 315-3035 Fax: (718) 315-3076

Address/Fax for All Other Notices	PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Private Placements — Brian Manczak
Tel: (312) 634-7885
Fax: (312) 634-0054

with a copy to

PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Attn: Investment Accounting — Craig Close
Tel: (312) 634-2502
Fax: (312) 634-0906

With copies of Financial Information also to:

Jackson National Life Insurance Company
225 West Wacker Drive, Suite 1500
Chicago, IL 60606-1228
Attn: Investment Accounting — Mark Stewart
Tel: (517) 637-3190
Fax: (517) 706-5503

Schedule A-19

Purchaser Name	JACKSON NATIONAL LIFE INSURANCE COMPANY

Instructions re: delivery of Note(s)	The Bank of New York Special Processing — Window A One Wall Street, 3rd Floor New York, NY 10286 Ref: JNL — JNL MVA, A/C #187244

Tax Identification Number	38-1659835

Schedule A-20

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Name in Which to Register Note(s)	MAC & CO.

Registration number(s); principal amount(s)	RA-16; $15,000,000

Payment on Account of Note(s) Method Account Information

Federal Funds Wire Transfer

MAC & CO.
The Bank of New York Mellon
ABA # 011001234
Mellon Bank Account No. AZAF6700012
DDA 125261
Cost Center 1253
Ref: “Accompanying Information” below
For Credit to Portfolio Account: AZLife AZAF6700012

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attn: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Phone: 203-221-8580
Fax: 203-221-8539
E-mail: Brian.Landry@azoa.com

With a copy to:

Kathy Muhl
Supervisor — Income Group
The Bank of New York Mellon
Three Mellon Center — Room 153-1818
Pittsburgh, PA 15259
Tel: 412-234-5192
Fax: 412-236-0800
E-mail: Kathy.muhl@bnymellon.com

Address/Fax for All Other Notices	Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
Attn: Private Placements
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
Tel: 203-221-8580
Fax: 203-221-8539
E-mail: Brian.landry@azoa.com

Schedule A-21

Purchaser Name	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Instructions re: delivery of Notes	Mellon Securities Trust Company One Wall Street 3rd Floor, Receive Window C New York, NY 10286 For Credit to: Allianz Life Insurance Company of North America, AZLife AZAF6700012

Tax Identification Number	41-1366075

Schedule A-22

Purchaser Name	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Name in Which to Register Note(s)	THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

Registration number(s); principal amount(s)	RA-17; $15,000,000

Payment on Account of Note(s)

Method	Funds Wire Transfer

Account Information	JP Morgan Chase
ABA #021000021
Chase/NYC/CTR/BNF
A/C 900-9-000200
Reference A/C #G05978, Guardian Life, and “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for all Notices	The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Attn: Brian Keating
Investment Department 9-A
FAX # (212) 919-2658/2656

Instructions re: delivery of Notes	JP Morgan Chase Bank
4 Chase Metrotech Center — 3rd Floor
Brooklyn, NY 11245-0001
Reference A/C #G05978, Guardian Life

Tax Identification Number	13-5123390

Schedule A-23

Purchaser Name	ENSIGN PEAK ADVISORS, INC.

Name in Which to Register Note(s)	ENSIGN PEAK ADVISORS, INC.

Registration number(s); principal amount(s)	RA-18; $12,000,000

Payment on Account of Note(s)

Method	Funds Wire Transfer

Account Information	Zions First National Bank
ABA 124000054
Acct # 01-20001-3
Acct Name: Ensign Peak Advisors
Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, premium and interest) of the payment being made.

Address/Fax for all Notices	Ensign Peak Advisors, Inc.
50 East North Temple, 15th Floor
Salt Lake City, UT 84150
Email: custody@ensignpeak.org
Attn: Scott Colton (801-240-1066) or Greg Tarbet (801-240-5949)
Fax: 801-240-2202

Instructions re: delivery of Notes	Ensign Peak Advisors, Inc.
50 East North Temple, 15th Floor
Salt Lake City, UT 84150
Email: custody@ensignpeak.org
Attn: Scott Colton (801-240-1066) or Greg Tarbet (801-240-5949)
Fax: 801-240-2202

Tax Identification Number	84-1432969

Schedule A-24

Purchaser Name	CUNA MUTUAL INSURANCE SOCIETY

Name in Which to Register Note(s)	TURNKEYS + CO

Registration number(s); principal amount(s)	RA-19; $8,000,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	State Street Bank
ABA #11000028
Account Name: CUNA Mutual Insurance Society
DDA#: 1044-851-2
Reference Fund #ZT1E and “Accompanying information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for all notices	Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM

CUNA Mutual Insurance Society
c/o MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road
Madison, WI 53705-4456

Attn:	Allen Cantrell (Al.Cantrell@cunamutual.com)
John Britt (john.britt@cunamutual.com)
Carrie Snell (carrie.snell@cunamutual.com)

Fax:	608-236-8228 (Allen Cantrell)
860-693-6402 (John Britt)
608-231-8639 (Carrie Snell)

Instructions re Delivery of Note(s)	State Street Bank
DTC/New York Window
55 Water Street
Plaza Level – 3rd Floor
New York, NY 10041
Attn: Robert Mendez
Ref: ZT1E / Turnkeys + CO

Tax Identification Number	39-0230590

Schedule A-25

Purchaser Name	CUMIS INSURANCE SOCIETY, INC.

Name in Which to Register Note(s)	TURNJETTY + CO.

Registration number(s); principal amount(s)	RA-20; $2,000,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	State Street Bank
ABA #11000028
Account Name: CUMIS Insurance Society, Inc.
DDA#: 1658-736-2
Reference Fund #ZT1i and “Accompanying information” below

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for all Notices	Email: DS-PRIVATEPLACEMENTS@CUNAMUTUAL.COM

CUMIS Insurance Society, Inc.
c/o MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road
Madison, WI 53705-4456

Attn:	Allen Cantrell (Al.Cantrell@cunamutual.com)
John Britt (john.britt@cunamutual.com)
Carrie Snell (carrie.snell@cunamutual.com)

Fax:	608-236-8228 (Allen Cantrell)
860-693-6402 (John Britt)
608-231-8639 (Carrie Snell)

Instructions re: delivery of Notes	State Street Bank
DTC/New York Window
55 Water Street
Plaza Level – 3rd Floor
New York, NY 10041
Attn: Robert Mendez
Ref: ZT1i / Turnjetty + CO

Tax Identification Number	39-0972608

Schedule A-26

Purchaser Name	ALLSTATE LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	ALLSTATE LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-21; $5,000,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	Citibank
ABA #: 021000089
Account Name: Allstate Life Insurance Company Collection Account - PP
Account #: 30547007
Ref: OBI 703481 A*2, Credit Name, Coupon, Maturity
Payment Due Date (MM/DD/YY) and type and amount of payment being made.
Example: P ________ (Enter “P” and amount of principal being remitted, for example, P5000000.00) — I ________ (Enter “I” and amount of interest being remitted, for example, I225000.00)

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets	Allstate Life Insurance Company c/o Allstate Investments LLC Investment Operations — Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Tel: 847-402-6672 Private Placements
Fax: 847-326-7032
And via Email: PrivateIOD@allstate.com

Address / Fax # for all other notices	Allstate Life Insurance Company
c/o Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127
Tel: 847-402-7117
Fax: 847-402-3092
Email: PrivateCompliance@allstate.com

Instructions re: delivery of Note(s)	Citibank N.A.
333 Park Avenue
Level B Vault
New York, NY 10022
Attn: Danny Reyes
For Allstate Life Insurance Company/Safekeeping Account No. 846627

Tax Identification Number	36-2554642

Schedule A-27

Purchaser Name	ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Name in Which to Register Note(s)	ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

Registration number(s); principal amount(s)	RA-22; $5,000,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	Citibank
ABA #: 021000089
Account Name: Allstate Life Insurance Company of New York Collection Account
Account #: 30547066
Ref: OBI 703481 A*2, Credit Name, Coupon, Maturity
Payment Due Date (MM/DD/YY) and type and amount of payment being made.
Example: P (Enter “P” and amount of principal being remitted, for example, P5000000.00) — I (Enter “I” and amount of interest being remitted, for example, I225000.00)

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for notices related to scheduled payments, payments or rate resets	Allstate Life Insurance Company of New York c/o Allstate Investments LLC Investment Operations — Private Placements
3075 Sanders Road, STE G4A
Northbrook, IL 60062-7127
Tel: 847-402-6672 Private Placements
Fax: 847-326-7032
And via Email: PrivateIOD@allstate.com

Address / Fax # for all other notices	Allstate Life Insurance Company of New York
c/o Allstate Investments LLC
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127
Tel: 847-402-7117
Fax: 847-402-3092
Email: PrivateCompliance@allstate.com

Instructions re: delivery of Note(s)	Citibank N.A.
333 Park Avenue
Level B Vault
New York, NY 10022
Attn: Danny Reyes
For Allstate Life Insurance Company of New York/Safekeeping Account No. 846684

Tax Identification Number	36-2608394

Schedule A-28

Purchaser Name	THE UNION CENTRAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR THE UNION CENTRAL LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-23; $3,000,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account: 9009002859
Further Credit — Custody Fund P72228 (The Union Central Life Insurance Company)
Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	The Union Central Life Insurance Company 1876 Waycross Rd.
Cincinnati, Ohio 45240
Attn: Treasury Department
Fax: 513-674-5275

Address/Fax for All Other Notices	The Union Central Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax: 402-467-6970

Instructions re: delivery of Notes	JPMorgan Chase Bank
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attn: Physical Receive Department
Ref: Account P72228, The Union Central Life Insurance Company

Tax Identification Number	31-0472910 (Union Central)
13-6022143 (Cudd & Co.)

Schedule A-29

Purchaser Name	AMERITAS LIFE INSURANCE CORP.

Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR AMERITAS LIFE INSURANCE CORP.

Registration number(s); principal amount(s)	RA-24; $2,000,000

Payment on Account of Note(s)

Method	Bank Wire Transfer of Federal or Other Immediately Available Funds

Account Information	JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account: 9009002859
Further Credit — Custody Fund P72220 for Ameritas Life Insurance Corp.
Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Ameritas Life Insurance Corp. c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax: 402-467-6970

Address/Fax for All Other Notices	Ameritas Life Insurance Corp.
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Instructions re: delivery of Notes	JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attn: Physical Receive Department
Ref: Account P72220, Ameritas Life Insurance Corp.

Tax Identification Number	47-0098400 (Ameritas)
13-6022143 (Cudd & Co.)

Schedule A-30

Purchaser Name	ACACIA LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR ACACIA LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-25; $800,000

Payment on Account of Note(s)

Method	Bank Wire Transfer of Federal or Other Immediately Available Funds

Account Information	JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account: 9009002859
Further Credit — Custody Fund P72216 for Acacia Life Insurance Company
Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Acacia Life Insurance Company c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax: 402-467-6970

Address/Fax for All Other Notices	Acacia Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Instructions re: delivery of Notes	JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attn: Physical Receive Department
Ref: Account P72216, Acacia Life Insurance Company

Tax Identification Number	53-022880 (Acacia)
13-6022143 (Cudd & Co.)

Schedule A-31

Purchaser Name	FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Name in Which to Register Note(s)	CUDD & CO. AS NOMINEE FOR FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK

Registration number(s); principal amount(s)	RA-26; $200,000

Payment on Account of Note(s)

Method	Bank Wire Transfer of Federal or Other Immediately Available Funds

Account Information	JPMorgan Chase Bank
ABA #021-000-021
DDA Clearing Account: 9009002859
Further Credit — Custody Fund P72225 for First Ameritas Life Insurance Corp. of New York
Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	First Ameritas Life Insurance Corp. of New York c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax: 402-467-6970

Address/Fax for All Other Notices	First Ameritas Life Insurance Corp. of New York
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Instructions re: delivery of Notes	JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY 11245-0001
Attn: Physical Receive Department
Ref: Account P72225, First Ameritas Life Insurance Corp. of New York

Tax Identification Number	13-3758127 (First Ameritas)
13-6022143 (Cudd & Co.)

Schedule A-32

Purchaser Name	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-27; $5,000,000

Payment on Account of Note(s)

Method Account Information	Federal Funds Wire Transfer State Street Bank and Trust Company Boston, MA 02101 ABA #: 011000028 For further credit to: Southern Farm Bureau Life Insurance Company, DDA #: 59848127 Account #: EQ83
Ref: “Accompanying Information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MA 39213 Attn: Investment Department

Address/Fax for All Other Notices	Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, MS 39213 Attn: Investment Department — David Divine Fax: 601-981-3605 Email: ddivine@sfbli.com

Instructions re: delivery of Note(s)	David Divine Southern Farm Bureau Life Insurance Co. 1401 Livingston Lane Jackson, MS 39213

Tax Identification Number	64-0283583

Schedule A-34

Purchaser Name	MODERN WOODMEN OF AMERICA

Name in Which to Register Note(s)	MODERN WOODMEN OF AMERICA

Registration number(s); principal amount(s)	RA-28; $4,000,000

Payment on Account of Note(s)

Method Account Information	Federal Funds Wire Transfer The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675 ABA # 071-000-152 Account Name: Modern Woodmen of America Account #: 84352
Ref: “Accompanying Information” below

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	Modern Woodmen of America 1701 First Avenue Rock Island, IL 61201 Attn: Investment Accounting Department Fax: 309-793-5688

Address/Fax for All Other Notices	Modern Woodmen of America 1701 First Avenue Rock Island, IL 61201 Attn: Investment Department Fax: 309-793-5574 Email: Investments@Modern-Woodmen.org

Instructions re: delivery of Note(s)	Modern Woodmen of America 1701 First Avenue Rock Island, IL 61201 Attn: Doug Pannier

Tax Identification Number	36-1493430

Schedule A-35

Purchaser Name	THE OHIO NATIONAL LIFE INSURANCE COMPANY

Name in Which to Register Note(s)	THE OHIO NATIONAL LIFE INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-29; $2,000,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	U.S. Bank N.A.
5th & Walnut Streets
Cincinnati, OH 45202
ABA #042-000013
For credit to The Ohio National Life Insurance Company Account
No. 910-275-7
Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for all notices	The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242
Attention: Investment Department
Fax: 513-794-4506

Instructions re: delivery of Notes	The Ohio National Life Insurance Company
Attn: Investments
One Financial Way
Cincinnati, OH 45242
Attn: Jed Martin

Tax Identification Number	31-0397080

Schedule A-36

Purchaser Name	OHIO NATIONAL LIFE ASSURANCE CORPORATION

Name in Which to Register Note(s)	OHIO NATIONAL LIFE ASSURANCE CORPORATION

Registration number(s); principal amount(s)	RA-30; $2,000,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	U.S. Bank N.A.
5th & Walnut Streets
Cincinnati, OH 45202
ABA #042-000013
For credit to Ohio National Life Assurance Corporation Account
No. 865-215-8
Ref: “Accompanying Information” below.

Accompanying Information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address / Fax # for all notices	Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45242
Attention: Investment Department
Fax: 513-794-4506

Instructions re: delivery of Notes	The Ohio National Life Insurance Company
Attn: Investments
One Financial Way
Cincinnati, OH 45242
Attn: Jed Martin

Tax Identification Number	31-0962495

Schedule A-37

Purchaser Name	AMERICAN NATIONAL INSURANCE COMPANY

Name in Which to Register Note(s)	AMERICAN NATIONAL INSURANCE COMPANY

Registration number(s); principal amount(s)	RA-31; $5,000,000

Payment on Account of Note(s)

Method	Federal Funds Wire Transfer

Account Information	SEI Private Trust Co.
1 Freedom Valley Dr.
Oaks, PA 19456
ABA #031976161
Sub Account: 1050
Account Name: American National Insurance Company
Account Number: 328655
FFC to: Moody National Bank
Trust Account: 1856063500
Ref: “Accompanying Information” below

Accompanying information	Name of Issuer:	PATTERSON-UTI ENERGY, INC.

	Description of Security:	4.97% Series A Senior Notes due October 5, 2020

	PPN:	703481 A*2

Due date and application (as among principal, interest or Make-Whole Amount) of the payment being made.

Address/Fax for Notices Related to Payments	SEI Private Trust Co. 1 Freedom Valley Dr.
Oaks, PA 19456
Attn: William Seick
484-676-2554

Address/Fax for All Other Notices	American National Insurance Company
2450 South Shore Blvd., Suite 400
League City, TX 77573
Attn: Anne Lemire
281-538-4981

Instructions re: delivery of Note(s)	The Bank of New York
One Wall Street — 3rd Floor
New York, NY 10286
Window A
328655/SEIT-FBO Moody National Bank

Tax Identification Number	74-1484030

Schedule A-38

Schedule B
Defined Terms
     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:
     “Accountant’s Certificate” is defined in Section 7.1(b).
     “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.
     “Affiliated Entity” means the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
     “Anti-Money Laundering Laws” is defined in Section 5.16(c).
     “Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.
     “Blocked Person” is defined in Section 5.16(a).
     “Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Houston, Texas are required or authorized to be closed.
     “Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.
     “Change of Control” means an event or series of events by which:
     (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its

Schedule B-1

subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 25% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);
     (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or
     (c) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Company, or control over the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities.
     “Closing” is defined in Section 3.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
     “Company” has the meaning specified in the introductory paragraph hereto or any successor that becomes such in the manner prescribed in Section 10.2.
     “Confidential Information” is defined in Section 20.

Schedule B-2

     “Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes (including state franchise taxes based on income or similar taxes based on income) payable by the Company and its Subsidiaries for such period, (iii) depreciation, depletion and amortization expense for such period and (iv) other expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period and minus, to the extent included in calculating such Consolidated Net Income, all non-cash items increasing Consolidated Net Income for such period. For the purposes of calculating Consolidated EBITDA for any period of four consecutive fiscal quarters, if the Company or any Subsidiary has had a material acquisition or disposition during such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such material acquisition or disposition had occurred on the first day of such period.
     “Consolidated Funded Indebtedness” means, as of any date of determination, Indebtedness of the Company and its Subsidiaries on a consolidated basis, excluding (a) Indebtedness of the type described in clauses (b) (so long as such amounts in such clause are contingent obligations), (c) and (g) of the definition of Indebtedness; and (b) Guarantees in respect of Indebtedness described in the foregoing clause (a).
     “Consolidated Interest Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Company and its Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP.
     “Consolidated Net Income” means, for any period, for the Company and its Subsidiaries on a consolidated basis, the net income of the Company and its Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period.
     “Consolidated Net Worth” means, as of any date of determination, for the Company and its Subsidiaries on a consolidated basis, Shareholders’ Equity of the Company and its Subsidiaries on that date.
     “Consolidated Total Assets” means, as of any date, the assets and properties of the Company and its Subsidiaries as of such date, determined on a consolidated basis in accordance with GAAP.
     “Control Event” means the execution by all parties thereto of any written agreement which, when fully performed by the parties thereto, would result in a Change of Control.
     “Credit Parties” means, collectively, the Company and each Guarantor.
     “Debt Prepayment Application” means, with respect to any Disposition under Section 10.6(e) of any assets, the application by the Company or any Subsidiary, as the case may be, of

Schedule B-3

cash in an amount equal to the net proceeds with respect to such Disposition to pay Senior Indebtedness (other than (a) Senior Indebtedness owing to the Company or any of its Subsidiaries or any Affiliate and (b) Senior Indebtedness in respect of any revolving credit or similar facilities providing the Company or any Subsidiary with the right to obtain loans or other extensions of credit from time to time, unless in connection with such payment of Senior Indebtedness the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such prepayment), provided that in the course of making such application the Company shall offer to prepay each outstanding Note, in accordance with Section 8.8, in a principal amount which equals the Ratable Portion of such Note in respect of such Disposition.
     “Debt Prepayment Transfer” is defined in Section 8.8(a).
     “Debt to Capitalization Ratio” means the ratio of Consolidated Funded Indebtedness to Total Capital.
     “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
     “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
     “Default Rate” with respect to any Note, has the meaning given in such Note.
     “Disclosure Documents” is defined in Section 5.3.
     “Disposition” is defined in Section 10.6.
     “Domestic Subsidiary” means any Subsidiary of the Company that is not a Foreign Subsidiary.
     “Electronic Delivery” is defined in Section 7.1(a).
     “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.
     “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests),

Schedule B-4

and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
     “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.
     “Event of Default” is defined in Section 11.
     “Exchange Act” means the Securities Exchange Act of 1934, and regulations promulgated thereunder, in each case, as amended from time to time.
     “FERC” is defined in Section 5.17(b).
     “Financing Documents” means this Agreement, the Notes, the Guaranty Agreement and each other document, guaranty, instrument or agreement delivered in connection with the transactions contemplated hereby, as each may be amended, restated or otherwise modified from time to time.
     “Foreign Subsidiary” means any Subsidiary of the Company that is incorporated under the laws of a jurisdiction other than the United States, any State of the United States or the District of Columbia and maintains the major portion of its assets outside the United States.
     “Form 10-K” is defined in Section 7.1(b).
     “Form 10-Q” is defined in Section 7.1(a).
     “FPA” is defined in Section 5.17(b).
     “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.
     “Governmental Authority” means
     (a) the government of
     (i) the United States of America or any State or other political subdivision thereof, or
     (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or
     (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

Schedule B-5

     “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.
     “Guarantor” means (a) each Domestic Subsidiary of the Company party to the Guaranty Agreement as of the date of Closing (other than Immaterial Subsidiaries) and (b) each other Subsidiary of the Company or other entity that becomes a Guarantor pursuant to Section 9.8; provided, however, any Person constituting a Guarantor as described in any of the preceding clauses of this definition shall cease to constitute a Guarantor when it is released from its obligations under the Guaranty Agreement in accordance with Section 9.8(c).
     “Guaranty Agreement” is defined in Section 1.2.
     “Guaranty Joinder Agreement” is defined in Section 9.8(a).
     “Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.
     “holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.
     “Hydrocarbon Interests” means all rights, titles, interests and estates now owned or hereafter acquired by the Company or any of its Subsidiaries in any and all oil, gas and other

Schedule B-6

liquid or gaseous hydrocarbon properties and interests, including without limitation, mineral fee or lease interests, production sharing agreements, concession agreements, license agreements, service agreements, risk service agreements or similar Hydrocarbon interests granted by an appropriate Governmental Authority, farmout, overriding royalty and royalty interests, net profit interests, oil payments, production payment interests and similar interests in Hydrocarbons, including any reserved or residual interests of whatever nature.
     “Hydrocarbons” means oil, gas, casing head gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, all products refined, separated, settled and dehydrated therefrom, including, without limitation, kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuel, drip gasoline, natural gasoline, helium, sulfur and all other minerals.
     “Immaterial Subsidiary” means Ambar Lone Star Fluids Services LLC and any Subsidiary having total assets (real or personal, tangible or intangible) of less than $100,000.
     “include”, “includes” and “including”, as used in any Financing Document, shall be deemed to be followed by the phrase “without limitation”.
     “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
     (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
     (b) (i) reimbursement obligations of such Person in respect of letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; and (ii) contingent obligations of such Person in respect of letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;
     (c) net obligations of such Person under any Swap Contract;
     (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable to a Person in the United States or Canada in the ordinary course of business and, in each case, not past due for more than 60 days, and (ii) trade accounts payable to a Person in a country other than the United States or Canada in the ordinary course of business and, in each case, not past due for more than 120 days);
     (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
     (f) capital leases;
     (g) Off-Balance Sheet Liabilities;

Schedule B-7

     (h) obligations in respect of a forward sale of production for which such Person has received payment in advance other than on ordinary trade terms;
     (i) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person, on a date certain and not subject to any contingencies, or at the option of the holder of such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and
     (j) all Guarantees of such Person in respect of any of the foregoing.
     For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.
     “INHAM Exemption” is defined in Section 6.2(e).
     “Intercompany Indebtedness” means Indebtedness owing by any Subsidiary to the Company and/or a Subsidiary Guarantor.
     “Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges for such period.
     “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.
     “Key” means Key Energy Services, Inc.
     “Key Acquisition” is defined in Section 4.13.
     “Key Purchase and Sale Agreement” means that certain Purchase and Sale Agreement, dated as of July 2, 2010, among the Company, Portofino Acquisition Company, Key Energy Pressure Pumping Services, LLC, Key Electric Wireline Services LLC and Key Energy Services, Inc., as amended, restated, supplemented or otherwise modified, to acquire substantially all of the pressure pumping and wireline assets from certain of Key’s Subsidiaries as therein provided.
     “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial

Schedule B-8

precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.
     “Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease having substantially the same economic effect as any of the foregoing, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).
     “Make-Whole Amount” is defined in Section 8.6.
     “Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.
     “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company or any Guarantor to perform its obligations under any of the Financing Documents to which it is a party, (c) the validity or enforceability of any of the Financing Documents to which the Company is a party, or (d) the validity or enforceability of any Financing Document to which a Guarantor is a party if such material adverse effect constitutes a material adverse effect on the validity or enforceability of the Financing Documents against the Company and the Guarantors, considered as a whole.
     “Memorandum” is defined in Section 5.3.
     “Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).
     “NAIC” means the National Association of Insurance Commissioners or any successor thereto.
     “NAIC Annual Statement” is defined in Section 6.2(a).
     “Notes” is defined in Section 1.1.
     “OFAC” is defined in Section 5.16(a).
     “OFAC Listed Person” is defined in Section 5.16(a).
     “Off-Balance Sheet Liabilities” means, with respect to any Person as of any date of determination thereof, without duplication and to the extent not included as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP: (a) with respect to any asset securitization transaction (including any accounts receivable purchase facility) (i) the unrecovered investment of purchasers or transferees of assets so transferred provided that such investment is ultimately due for repayment at some date certain, and (ii) any

Schedule B-9

other payment, recourse, repurchase, hold harmless, indemnity or similar obligation of such Person or any of its Subsidiaries in respect of assets transferred or payments made in respect thereof, other than limited recourse provisions that are customary for transactions of such type and that neither (A) have the effect of limiting the loss or credit risk of such purchasers or transferees with respect to payment or performance by the obligors of the assets so transferred nor (B) impair the characterization of the transaction as a true sale under applicable Laws (including Debtor Relief Laws); (b) any Synthetic Lease Obligation; (c) the monetary obligations under any sale and leaseback transaction which does not create a liability on the consolidated balance sheet of such Person and its Subsidiaries; or (d) any other monetary obligation arising with respect to any other transaction which (i) is characterized as indebtedness for tax purposes but not for accounting purposes in accordance with GAAP or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of such Person and its Subsidiaries (for purposes of this clause (d), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing).
     “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.
     “Oil and Gas Agreements” means operating agreements, processing agreements, farm-out and farm-in agreements, development agreements, area of mutual interest agreements, contracts for the gathering and/or transportation of oil and natural gas, unitization agreements, pooling arrangements, joint bidding agreements, joint venture agreements, participation agreements, surface use agreements, service contracts, leases and subleases of Oil and Gas Properties or other similar agreements which are customary in the oil and gas business, howsoever designated, in each case made or entered into in the ordinary course of the oil and gas business as conducted by the Company and its Subsidiaries.
     “Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the property now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interest; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Interests; and (f) all tenements, hereditaments, appurtenances and property in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, and any and all property, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings,

Schedule B-10

machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.
     “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.
     “Permitted Encumbrance” means:
     (a) Liens for taxes, assessments or similar charges or unpaid utilities, incurred in the ordinary course of business that are not yet due and payable;
     (b) Liens of mechanics, materialmen, warehousemen, carriers, landlords, repairmen or other like liens, securing obligations incurred in the ordinary course of business that are not yet due and payable;
     (c) Pledges or deposits in connection with or to secure workmen’s compensation, unemployment insurance, pensions or other employee benefits or other social security legislation entered into in the ordinary course of business;
     (d) Encumbrances consisting of covenants, zoning restrictions, rights, rights-of-way, easements, liens, governmental environmental permitting and operation restrictions, operating restrictions under leases, or any other restrictions on the use of real property, none of which materially impairs the use of such property by the Company or its Subsidiaries in the operation of its business, and none of which is violated in any material respect by existing or proposed operations;
     (e) Deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of like nature incurred in the ordinary course of business; and
     (f) Liens incurred in the ordinary course of business that constitute banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution, whether arising by operation of law or pursuant to contract;
provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.
     “Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.
     “Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or

Schedule B-11

required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.
     “Principal Credit Facility” means (a) the 2010 Bank Credit Agreement and (b) any other agreement or facility providing credit availability in excess of $100,000,000 to the Company and its Subsidiaries, in each case in clauses (a) or (b) above, as such agreement or facility may be amended, restated, supplemented or otherwise modified from time to time and together with increases, refinancings and replacements thereof, in whole or in part.
     “Priority Debt” means, as of any date, the sum (without duplication) of (a) Indebtedness of the Company or any of its Subsidiaries secured by Liens not otherwise permitted by Sections 10.5(a) through (i), and (b) Indebtedness of Subsidiaries that are not Subsidiary Guarantors (except Indebtedness held by the Company, a Subsidiary Guarantor or a Wholly-Owned Subsidiary).
     “Proposed Prepayment Date” is defined in Section 8.7(c).
     “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.
     “PTE” is defined in Section 6.2(a).
     “Purchaser” is defined in the first paragraph of this Agreement.
     “QPAM Exemption” is defined in Section 6.2(d).
     “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.
     “Ratable Portion” means, in respect of any holder of any Note upon any Disposition under Section 10.6(e), an amount equal to the product of
     (a) the net proceeds arising from such Disposition being offered to be applied to the payment of Senior Indebtedness pursuant to Section 10.6(e)(iii)(B), multiplied by
     (b) a fraction, the numerator of which is the outstanding principal amount of such holder’s Note, and the denominator of which is the aggregate outstanding principal amount of all Senior Indebtedness at the time of such Disposition, determined on a consolidated basis in accordance with GAAP.
     “Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
     “Required Holders” means, at any time, the holders of a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

Schedule B-12

     “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.
     “SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.
     “Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.
     “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
     “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
     “Senior Indebtedness” means the Notes and any Indebtedness of the Company or its Subsidiaries that by its terms is not in any manner subordinated in right of payment to any other unsecured Indebtedness of the Company or any Subsidiary.
     “Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Company and its Subsidiaries as of that date determined in accordance with GAAP.
     “Source” is defined in Section 6.2.
     “Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.
     “Subsidiary Guarantor” means a Subsidiary which is a Guarantor.
     “SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.
     “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any

Schedule B-13

combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
     “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination values determined in accordance therewith, such termination values, and (b) for any date prior to the date referenced in clause (a), the amounts determined as the mark-to-market values for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts.
     “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).
     “Threshold Amount” means an amount, at each relevant time of determination, equal to the greater of (a) $30,000,000 and (b) 1.00% of Consolidated Total Assets (determined as of the end of the most recently completed fiscal quarter for which financial statements have been provided).
     “Total Capital” means, at any time, the sum of (a) Consolidated Funded Indebtedness at such time and (b) Consolidated Net Worth as of the last day of the most recently ended fiscal quarter of the Company.
     “Transfer Prepayment Date” is defined in Section 8.8(a).
     “Transfer Prepayment Offer” is defined in Section 8.8(a).
     “2010 Bank Credit Agreement” means that certain Credit Agreement, dated as of August 19, 2010, among the Company, the lenders from time to time parties thereto, and Wells Fargo Bank, N.A., as Administrative Agent, as amended, restated, supplemented, modified, refinanced, extended or replaced.
     “Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent of all of the Equity Interests (except directors’ qualifying shares and shares required by applicable law to be owned by another Person) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

Schedule B-14

Schedule 5.3
DISCLOSURE MATERIALS
None.
Schedule 5.3

Schedule 5.4
Subsidiaries of the Company and Ownership of Subsidiary Stock
Part (a) (i): Subsidiaries

State of
Incorporation
or
Name	Organization	Percent Owned	Owned by

Ambar Lone Star Fluid Services LLC	Texas	100% of the membership interests	Patterson-UTI Energy, Inc.

Patterson Petroleum LLC	Texas	100% of the membership interests	Patterson-UTI Energy, Inc.

Patterson-UTI Drilling Canada Limited	Nova Scotia	100% of the common shares	Patterson-UTI Drilling International, Inc.

Patterson-UTI Drilling Company LLC	Texas	100% of the membership interests	Patterson-UTI Energy, Inc.

Patterson-UTI Drilling International, Inc.	Delaware	100% of the common stock	Patterson-UTI Drilling Company LLC

Patterson-UTI Management Services, LLC	Delaware	100% of the membership interests	Patterson-UTI Energy, Inc.

Universal Well Services, Inc.	Delaware	100% of the common stock	Patterson-UTI Energy, Inc.

Universal Pressure Pumping, Inc.	Delaware	100% of the common stock	Patterson-UTI Energy, Inc.

Universal Wireline, Inc.	Delaware	100% of the common stock	Patterson-UTI Energy, Inc.
Part (a)(ii):
Company Affiliates:
None.
Part (a)(iii):
Directors and Senior Officers
1.	Kenneth N. Berns, Director and Senior Vice President

2.	Charles O. Buckner, Director
Schedule 5.4

3.	Curtis W. Huff, Director

4.	Terry H. Hunt, Director

5.	Kenneth R. Peak, Director

6.	Gregory W. Pipkin, Chief Accounting Officer and Assistant Secretary

7.	Mark S. Siegel, Chairman of the Board

8.	Cloyce A. Talbott, Director

9.	John E. Vollmer III, Senior Vice President — Corporate Development, Chief Financial Officer and Treasurer

10.	Douglas J. Wall, President and Chief Executive Officer

11.	Seth D. Wexler, General Counsel and Secretary
Part (b):
None.
Part (d):
None.
Schedule 5.4

Schedule 5.5
Financial Statements
1.	The consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2009, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 19, 2010.

2.	The unaudited consolidated balance sheet of the Company and its Subsidiaries as of June 30, 2010, and the related unaudited consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal quarter and for the portion of the Company’s fiscal year then ended, included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 2, 2010.
Schedule 5.5

Schedule 5.15
Existing Indebtedness
Part (a):
1. Credit Agreement dated August 19, 2010 (the “Credit Agreement”) among Patterson-UTI Energy, Inc., as borrower, Wells Fargo Bank, N.A., as administrative agent, letter of credit issuer, swing line lender and lender, and each of the other letter of credit issuer and lender parties thereto, with outstanding principal amount under (i) the revolving credit facility of $200,000,000 and (ii) the term loan facility of $100,000,000 and outstanding letters of credit of $41,237,065. Each domestic subsidiary of Patterson-UTI Energy, Inc. other than any immaterial subsidiary has agreed to unconditionally guarantee all existing and future indebtedness and liabilities of Patterson-UTI Energy, Inc. and the other guarantors arising under the Credit Agreement and other loan documents.
Part (b):
1. If the Company or any Subsidiary of the Company grants a lien that is permitted by a certain lien exception in the Credit Agreement and that lien secures the Notes, then the Credit Agreement requires that the Indebtedness under the Credit Agreement and its related loan documents must, contemporaneously therewith, be equally and ratably secured by all property subject to such lien securing the Notes. A comparable restriction exists in Section 10.5(j) of this Agreement.
Part (c):
1. Pursuant to the Credit Agreement, the ability of the Company to incur Indebtedness is indirectly restricted (i) by compliance with customary financial ratio covenants and (ii), in respect to secured Indebtedness, by customary lien restrictions.
Schedule 5.15

Schedule 10.5
Existing Liens

Type of
Filing Number	Date Filed	Debtor(s)	Secured Party	Filing	Description of Collateral

07-0025091296*	7/25/2007	Patterson-UTI Energy, Inc. and Patterson-UTI Drilling Company LLC (as assumed name)	Lubbock National Bank Lubbock, TX	Financing Statement	WorkCentre copier leased by DivLend Equipment Leasing L.L.C.

83270631*	7/3/2008	Universal Well Services, Inc.	Cisco Systems Capital Corporation Wayne, PA	Financing Statement	Various Cisco IT, server and internet components

82887543*	8/25/2008	Patterson-UTI Energy, Inc.	Xerox Corporation Lewisville, TX	Financing Statement	Five Xerox copiers

93988604**	12/14/2009	Universal Well Services, Inc.	Kemper Valve & Fittings Corp. Wauconda, IL	Financing Statement	All goods manufactured by Kemper Valve & Fittings Corp. and delivered to or in possession of Universal Well Services, Inc., including, without limitation certain valves, unions and fittings.

100009968841	4/8/2010	Patterson-UTI Drilling Company LLC	Associated Supply Company, Inc. Lubbock, TX	Financing Statement	One 2008 Model Link Belt 30 Ton Rough Terrain Crane and one 2003 Model Link Belt 50 Ton Rough Terrain Crane

*	These financing statements are precautionary filings related to leased goods.

**	This financing statement is related to trade payables owing to this secured party with respect to which no amounts are more than 60 days past due.
Schedule 10.5

Exhibit 1.1
Form of Series A Senior Note
PATTERSON-UTI ENERGY, INC.
4.97% Series A Senior Note Due October 5, 2020

No. RA-[_____]	[Date]
$[_______]	PPN: 703481 A*2
     For Value Received, the undersigned, PATTERSON-UTI ENERGY, INC., a corporation organized and existing under the laws of the State of Delaware (herein called the “Company”), hereby promises to pay to [                    ], or registered assigns, the principal sum of [                                        ] DOLLARS (or so much thereof as shall not have been prepaid) on October 5, 2020, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.97% per annum from the date hereof, payable semiannually, on the 5th day of April and October in each year, commencing with the April or October next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum (the “Default Rate”) from time to time equal to the greater of (i) 6.97% or (ii) 2.00% over the rate of interest publicly announced by Wells Fargo Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).
     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the office of Wells Fargo Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
     This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated October 5, 2010 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.
     This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
     If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.
     This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
PATTERSON-UTI ENERGY, INC.
By:
Name:
Title:

2

Exhibit 1.2
Form of Guaranty Agreement

Guaranty Agreement
Dated as of October 5, 2010
of
Patterson-UTI Drilling International, Inc.
Universal Well Services, Inc.
Patterson-UTI Management Services, LLC
Patterson Petroleum LLC
Patterson-UTI Drilling Company LLC
Universal Pressure Pumping, Inc.
Universal Wireline, Inc.

- i -

Exhibit A Guarantor Supplement

Guaranty Agreement
     This Guaranty Agreement, dated as of October 5, 2010 (this “Guaranty Agreement”), is made by each of the undersigned (each a “Guarantor” and, together with each of the other signatories hereto and any other entities from time to time parties hereto pursuant to Section 13.1 hereof, the “Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below). The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder”.
Preliminary Statements:
     I. Patterson-UTI Energy, Inc., a Delaware corporation (the “Company”), is entering into a Note Purchase Agreement dated October 5, 2010 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”) simultaneously with the delivery of this Guaranty Agreement. Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein.
     II. The Company has authorized the issuance and sale, pursuant to the Note Agreement, of its 4.97% Series A Senior Notes due October 5, 2020 in the aggregate principal amount of $300,000,000 (the “Initial Notes”). The Initial Notes and any other notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Initial Notes and such other notes) are herein collectively called the “Notes” and individually a “Note”.
     III. It is a condition to the agreement of the Purchasers to purchase the Notes that this Guaranty Agreement shall have been executed and delivered by each Guarantor and shall be in full force and effect.
     IV. Each Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement. The board of directors or similar governing body of each Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor.
     Now Therefore, in order to induce, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, each Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:
SECTION 1 GUARANTY.
     Each Guarantor hereby irrevocably, unconditionally and jointly and severally with the other Guarantors guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become due under the terms and provisions of the Notes, the Note Agreement or any other instrument referred to therein (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Notes (including, without limitation, any other Guarantor hereunder) or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, each Guarantor agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, pursuant to the requirements for payment specified in the Notes and the Note Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Each Guarantor agrees that the Notes issued in connection with the Note Agreement may (but need not) make reference to this Guaranty Agreement.
     Each Guarantor agrees to pay each holder’s costs and expenses (including attorneys’ fees) which such holder may incur as a consequence of enforcing or defending (or determining whether or how to enforce or defend) the provisions of this Guaranty Agreement.
     Each Guarantor hereby acknowledges and agrees that such Guarantor’s liability hereunder is joint and several with the other Guarantors and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement.
     Notwithstanding the foregoing provisions or any other provision of this Guaranty Agreement, the Purchasers (on behalf of themselves and their successors and assigns) and each Guarantor hereby agree that if at any time the Guaranteed Obligations exceed the Maximum Guaranteed Amount determined as of such time with regard to such Guarantor, then this Guaranty Agreement shall be automatically amended to reduce the Guaranteed Obligations to the Maximum Guaranteed Amount. Such amendment shall not require the written consent of any Guarantor or any holder and shall be deemed to have been automatically consented to by each Guarantor and each holder. Each Guarantor agrees that the Guaranteed Obligations may at any time exceed the Maximum Guaranteed Amount without affecting or impairing the obligation of such Guarantor. “Maximum Guaranteed Amount” means as of the date of determination with respect to a Guarantor, the lesser of (a) the amount of the Guaranteed Obligations outstanding on such date and (b) the maximum amount that would not render such Guarantor’s liability under this Guaranty Agreement subject to avoidance under Section 548 of the United States Bankruptcy Code (or any successor provision) or any comparable provision of applicable state law.
SECTION 2 OBLIGATIONS ABSOLUTE.
     The obligations of each Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, the Note Agreement or any other instrument referred to therein, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim such Guarantor may have against the Company or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor shall have any knowledge or notice thereof), other than as provided in the Note Agreement, including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, the Note Agreement or any other instrument referred to therein (it being agreed that the obligations of each Guarantor hereunder shall apply to the Notes, the Note Agreement or any such other instrument as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes or the addition, substitution or release of any other Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes, the Note Agreement or any other instrument referred to therein; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of any Guarantor or of the Company into or with any other Person or any sale, lease or transfer of any or all of the assets of any Guarantor or of the Company to any Person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to any Guarantor or to any subrogation, contribution or reimbursement rights any Guarantor may otherwise have. Each Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder or its release from its obligations hereunder as provided in Section 9.8 of the Note Agreement.
SECTION 3 WAIVER.
     Each Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Company in the payment of any amounts due under the Notes, the Note Agreement or any other instrument referred to therein, and of any of the matters referred to in Section 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against such Guarantor, including, without limitation, presentment to or demand for payment from the Company or any Guarantor with respect to any Note, notice to the Company or to any Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in the Note Agreement or the Notes, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor or in any manner lessen the obligations of such Guarantor hereunder.

SECTION 4 OBLIGATIONS UNIMPAIRED.
     Each Guarantor authorizes the holders, without notice or demand to such Guarantor or any other Guarantor and without affecting its obligations hereunder, from time to time: (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, all or any part of the Notes, the Note Agreement or any other instrument referred to therein; (b) to change any of the representations, covenants, events of default or any other terms or conditions of or pertaining to the Notes, the Note Agreement or any other instrument referred to therein, including, without limitation, decreases or increases in amounts of principal, rates of interest, the Make-Whole Amount or any other obligation; (c) to take and hold security for the payment of the Notes, the Note Agreement or any other instrument referred to therein, for the performance of this Guaranty Agreement or otherwise for the Indebtedness guaranteed hereby and to exchange, enforce, waive, subordinate and release any such security; (d) to apply any such security and to direct the order or manner of sale thereof as the holders in their sole discretion may determine; (e) to obtain additional or substitute endorsers or guarantors or release any other Guarantor or any other Person or entity primarily or secondarily liable in respect of the Guaranteed Obligations; (f) to exercise or refrain from exercising any rights against the Company, any Guarantor or any other Person; and (g) to apply any sums, by whomsoever paid or however realized, to the payment of the Guaranteed Obligations and all other obligations owed hereunder. The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, such Guarantor or any other Guarantor or any other Person or to pursue any other remedy available to the holders.
     If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Company, any Guarantor or any other guarantors of a case or proceeding under a bankruptcy or insolvency law, such Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of the Note Agreement, and such Guarantor shall forthwith pay such accelerated Guaranteed Obligations.
SECTION 5 SUBROGATION AND SUBORDINATION.
     (a) Each Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.
     (b) Each Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Company or any other guarantor of the Guaranteed Obligations owing to such Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Indebtedness or other obligations shall be enforced and performance received by such Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty Agreement. Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, this Guaranty Agreement shall not limit any Guarantor’s right to receive payment from the Company or any other Guarantor on account of any obligations or indebtedness of the Company or any other Guarantor owing to such Guarantor.
     (c) If any amount or other payment is made to or accepted by any Guarantor in violation of any of the preceding clauses (a) and (b) of this Section 5, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of such Guarantor under this Guaranty Agreement.
     (d) Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement and that its agreements set forth in this Guaranty Agreement (including this Section 5) are knowingly made in contemplation of such benefits.
     (e) Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid an amount hereunder to any holder that is greater than the net value of the benefits received, directly or indirectly, by such paying Guarantor as a result of the issuance and sale of the Notes (such net value, its “Proportionate Share”), such paying Guarantor shall, subject to Section 5(a) and 5(b), be entitled to contribution from any Guarantor that has not paid its Proportionate Share of the Guaranteed Obligations. Any amount payable as a contribution under this Section 5(e) shall be determined as of the date on which the related payment is made by such Guarantor seeking contribution and each Guarantor acknowledges that the right to contribution hereunder shall constitute an asset of such Guarantor to which such contribution is owed. Notwithstanding the foregoing, the provisions of this Section 5(e) shall in no respect limit the obligations and liabilities of any Guarantor to the holders of the Notes hereunder or under the Notes, the Note Agreement or any other document, instrument or agreement executed in connection therewith, and each Guarantor shall remain jointly and severally liable for the full payment and performance of the Guaranteed Obligations.
SECTION 6 REINSTATEMENT OF GUARANTY.
     This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.
SECTION 7 RANK OF GUARANTY.
     Each Guarantor will ensure that its payment obligations under this Guaranty Agreement will at all times rank at least pari passu in right of payment, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Guarantor now or hereafter existing.
SECTION 8 INFORMATION REGARDING THE COMPANY.
     EACH GUARANTOR NOW HAS AND WILL CONTINUE TO HAVE INDEPENDENT MEANS OF OBTAINING INFORMATION CONCERNING THE AFFAIRS, FINANCIAL CONDITION AND BUSINESS OF THE COMPANY. No holder shall have any duty or responsibility to provide any Guarantor with any credit or other information concerning the affairs, financial condition or business of the Company which may come into possession of the holders. Each Guarantor has executed and delivered this Guaranty Agreement without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Company, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations.
SECTION 9 TERM OF GUARANTY AGREEMENT.
     This Guaranty Agreement and all guarantees, covenants and agreements of the Guarantors contained herein shall continue in full force and effect and shall not be discharged except as provided for in Section 9.8 of the Note Agreement or until such time as all of the Guaranteed Obligations and all other obligations hereunder shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 6.
SECTION 10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.
     All representations and warranties contained herein shall survive the execution and delivery of this Guaranty Agreement and may be relied upon by any subsequent holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder. All statements contained in any certificate or other instrument delivered by or on behalf of a Guarantor pursuant to this Guaranty Agreement shall be deemed representations and warranties of such Guarantor under this Guaranty Agreement. Subject to the preceding sentence, this Guaranty Agreement embodies the entire agreement and understanding between each holder and the Guarantors and supersedes all prior agreements and understandings relating to the subject matter hereof.

SECTION 11 AMENDMENT AND WAIVER.
     SECTION 11.1 REQUIREMENTS. Except as otherwise provided in the fourth paragraph of Section 1 of this Guaranty Agreement, this Guaranty Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that no amendment or waiver (a) of any of the first three paragraphs of Section 1 or any of the provisions of Section 2, 3, 4, 5, 6, 7, 9 or 11 hereof, or any defined term (as it is used therein), or (b) which results in the limitation of the liability of any Guarantor hereunder (except to the extent provided in the fourth paragraph of Section 1 of this Guaranty Agreement) will be effective as to any holder unless consented to by such holder in writing.
     SECTION 11.2 SOLICITATION OF HOLDERS OF NOTES.
     (a) Solicitation. Each Guarantor will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. Each Guarantor will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 11.2 to each holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.
     (b) Payment. The Guarantors will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder as consideration for or as an inducement to the entering into by any holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder even if such holder did not consent to such waiver or amendment.
     SECTION 11.3 BINDING EFFECT. Any amendment or waiver consented to as provided in this Section 11 applies equally to all holders and is binding upon them and upon each future holder and upon each Guarantor without regard to whether any Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between a Guarantor and the holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder. As used herein, the term “this Guaranty Agreement” and references thereto shall mean this Guaranty Agreement as it may be amended, modified, supplemented or restated from time to time.
     SECTION 11.4 NOTES HELD BY COMPANY, ETC. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Guarantor, the Company or any of their respective Affiliates shall be deemed not to be outstanding.
SECTION 12 NOTICES.
     All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:
     (a) if to any Guarantor, to c/o the Company at the address for communications to the Company provided for in Section 18 of the Note Agreement, or such other address as such Guarantor shall have specified to the holders in writing, or
     (b) if to any holder, to such holder at the addresses specified for such communications set forth in Schedule A to the Note Agreement, or such other address as such holder shall have specified to the Guarantors in writing.
SECTION 13 MISCELLANEOUS.
     SECTION 13.1 SUCCESSORS AND ASSIGNS; JOINDER. All covenants and other agreements contained in this Guaranty Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and permitted assigns whether so expressed or not. It is agreed and understood that any Person may become a Guarantor hereunder by executing a Guarantor Supplement substantially in the form of Exhibit A attached hereto and delivering the same to the Holders. Any such Person shall thereafter be a “Guarantor” for all purposes under this Guaranty Agreement.
     SECTION 13.2 SEVERABILITY. Any provision of this Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law), not invalidate or render unenforceable such provision in any other jurisdiction.
     SECTION 13.3 CONSTRUCTION. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such express contrary provision) be deemed to excuse compliance with any other covenant. Whether any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.
     The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.
     SECTION 13.4 FURTHER ASSURANCES. Each Guarantor agrees to execute and deliver all such instruments and take all such action as the Required Holders may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.
     SECTION 13.5 GOVERNING LAW. This Guaranty Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
     SECTION 13.6 JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.
     (a) Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty Agreement. To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
     (b) Each Guarantor consents to process being served by or on behalf of any holder in any suit, action or proceeding of the nature referred to in Section 13.6(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 12 or at such other address of which such holder shall then have been notified pursuant to Section 12. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
     (c) Nothing in this Section 13.6 shall affect the right of any holder to serve process in any manner permitted by law, or limit any right that the holders may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.
     (d) THE GUARANTORS AND THE HOLDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY AGREEMENT OR OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH.

     SECTION 13.7 REPRODUCTION OF DOCUMENTS; EXECUTION. This Guaranty Agreement may be reproduced by any holder by any photographic, photostatic, electronic, digital, or other similar process and such holder may destroy any original document so reproduced. Each Guarantor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 13.7 shall not prohibit any Guarantor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. A facsimile or electronic transmission of the signature page of a Guarantor shall be as effective as delivery of a manually executed counterpart hereof and shall be admissible into evidence for all purposes.
[Intentionally Left Blank — Signature Page Follows]

     In Witness Whereof, each Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.

PATTERSON-UTI DRILLING INTERNATIONAL, INC.
UNIVERSAL WELL SERVICES, INC.
PATTERSON-UTI MANAGEMENT SERVICES, LLC
PATTERSON PETROLEUM LLC
PATTERSON-UTI DRILLING COMPANY LLC
UNIVERSAL PRESSURE PUMPING, INC.
UNIVERSAL WIRELINE, INC.

By:

Name:
Title:

EXHIBIT A
Guarantor Supplement
     This Guarantor Supplement (this “Guarantor Supplement”), dated as of [_______________, 20__] is made by [_______________], a [_______________] (the “Additional Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement described below.
Preliminary Statements:
     I. Pursuant to the Note Purchase Agreement dated October 5, 2010 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among Patterson-UTI Energy, Inc., a Delaware corporation (the “Company”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Company has issued and sold its 4.97% Series A Senior Notes due October 5, 2020 in the aggregate principal amount of $300,000,000 (the “Initial Notes”). The Initial Notes and any other notes that may from time to time be issued pursuant to the Note Agreement (including any notes issued in substitution for any of the Initial Notes and such other notes) are herein collectively called the “Notes” and individually a “Note”.
     II. The Company is required pursuant to the Note Agreement to cause the Additional Guarantor to deliver this Guarantor Supplement in order to cause the Additional Guarantor to become a Guarantor under the Guaranty Agreement dated as of October 5, 2010 executed by certain Subsidiaries of the Company (together with each entity that from time to time becomes a party thereto by executing a Guarantor Supplement pursuant to Section 13.1 thereof, collectively, the “Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”).
     III. The Additional Guarantor has received and will receive substantial direct and indirect benefits from the Company’s compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder.
     IV. Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement.
     Now Therefore, in consideration of the funds advanced to the Company by the Purchasers under the Note Agreement and to enable the Company to comply with the terms of the Note Agreement, the Additional Guarantor hereby covenants, represents and warrants to the holders as follows:
     The Additional Guarantor hereby becomes a Guarantor (as defined in the Guaranty Agreement) for all purposes of the Guaranty Agreement. Without limiting the foregoing, the Additional Guarantor hereby (a) jointly and severally with the other Guarantors under the Guaranty Agreement, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of all

Guaranteed Obligations (as defined in Section 1 of the Guaranty Agreement) in the same manner and to the same extent as is provided in the Guaranty Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth therein, (c) waives the rights set forth in Section 3 of the Guaranty Agreement, (d) makes, as of the date hereof and only as to itself, each of the representations and warranties set forth in Section 5 of the Note Agreement that is applicable to the Additional Guarantor, and (e) waives the rights, submits to jurisdiction, and waives service of process as described in Section 13.6 of the Guaranty Agreement.
     Notice of acceptance of this Guarantor Supplement and of the Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.
     The address for notices and other communications to be delivered to the Additional Guarantor pursuant to Section 12 of the Guaranty Agreement is set forth below.
     In Witness Whereof, the Additional Guarantor has caused this Guarantor Supplement to be duly executed and delivered as of the date and year first above written.

[Name of Guarantor]

By:

Name: Title:

[Notice Address for such Guarantor

]

Exhibit 4.4(a)
Form of Opinion of Special Counsel
to the Company

     1. (a)   Each of Company and the Delaware Corporate Guarantors (i) is a corporation validly existing and in good standing under the General Corporation Law of the State of Delaware (the “DGCL”) and (ii) has the corporate power and authority to execute and deliver each Financing Document to which it is a party and to perform its obligations under the provisions thereof.
          (b) The Delaware LLC Guarantor (i) is a limited liability company validly existing and in good standing under the Delaware Limited Liability Company Act (6 Del.C.) §§ 18-101, et seq.) (the “DLLC Act”) and (ii) has the limited liability company power and authority to execute and deliver each Financing Document to which it is a party and to perform its obligations under the provisions thereof.
          (c) Each of the Texas LLC Guarantors (i) is a limited liability company validly existing and in good standing under the laws of the State of Texas and (ii) has the limited liability company power and authority to execute and deliver each Financing Document to which it is a party and to perform its obligations under the provisions thereof.
     2. The Agreement has been duly authorized, executed and delivered by Company and, under the laws of the State of New York, constitutes a legal, valid and binding obligation of Company, enforceable against Company in accordance with its terms.
     3. The Notes being purchased by you at the Closing have been duly authorized, executed and delivered by Company and, under the laws of the State of New York, constitute legal, valid and binding obligations of Company, enforceable against Company in accordance with their respective terms.
     4. The Guaranty Agreement has been duly authorized, executed and delivered by each Guarantor and, under the laws of the State of New York, constitutes a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms.
     5. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained or made by Company or any Guarantor pursuant to any statute, rule or regulation applicable to Company or any Guarantor, as the case may be, as a condition to the execution, delivery or performance by Company or any Guarantor of any Financing Document to which it is a party.
     6. (a)   It is not necessary to register the offer, sale or issuance of the Notes or Guaranty Agreement under the Securities Act of 1933, as amended, in connection with the offer, sale and delivery (i) of the Notes by Company to you at the Closing or (ii) the Guaranty Agreement by each Guarantor to you at the Closing, in each case as contemplated by the Financing Documents.
          (b) It is not necessary to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with the offer, sale and delivery of (i) the Notes by Company to you at the Closing or (ii) the Guaranty Agreement by each Guarantor to you at the Closing, in each case as contemplated by the Financing Documents.
     7. The execution and delivery by Company and Guarantors of the Financing Documents to which each is a party, and the performance by Company and Guarantors of their respective obligations pursuant to the Financing Documents to which each is a party, will not, (i) result in any breach of, or constitute a default under, or result in the creation of any Lien on any property of Company or any Guarantor under, any existing obligations of Company or any

1

Guarantor pursuant to the express provisions of any agreement or instrument that is filed as an exhibit to Company’s Annual Report on
Form 10-K for the year ended December 31, 2009 or Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010 and June 30, 2010, respectively, or (b) violate (i) any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority which is known by us to be applicable to Company or any Guarantor, (ii) any provision of any statute or other rule or regulation of any Governmental Authority applicable to Company or any Guarantor, or (iii) the corporate charter or by-laws, or any other similar governance instrument, of Company or any Guarantor, as the case may be.
     8. Neither Company nor any Guarantor is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
     9. Assuming Company uses the proceeds of the Notes solely for the purposes identified in, and complies with the provisions of, Section 5.14 of the Agreement, no proceeds of the Notes will be used by the Company in violation of Regulation T, U or X of the Board of Governors of the United States Federal Reserve System, 12 CFR, Part 220, Part 221 and Part 224, respectively.

2

Exhibit 4.4(b)
Form of Opinion of Special Counsel
to The Purchasers

October 5, 2010
TO THE PURCHASERS SET FORTH
ON ANNEX 1 HERETO
Re:      Patterson-UTI Energy, Inc.
Ladies and Gentlemen:
We have acted as special counsel for each of the Purchasers named on Annex 1 hereto (the “Purchasers”) in connection with that certain Note Purchase Agreement, dated October 5, 2010 (the “Purchase Agreement”), by and among Patterson-UTI Energy, Inc., a Delaware corporation (the “Company”), and the Purchasers. The Purchase Agreement provides, among other things, for the issuance and sale by the Company, and the purchase by the Purchasers, of $300,000,000 aggregate principal amount of the Company’s 4.97% Series A Senior Notes due October 5, 2020 (the “Notes”).
Capitalized terms used herein, and not defined herein, have the respective meanings ascribed to them pursuant to the terms of the Purchase Agreement.
This opinion is delivered to you pursuant to Section 4.4(b) of the Purchase Agreement. Our representation of the Purchasers has been as special counsel for the purposes stated above.
As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon:
(1)	the representations and warranties of the Company, the Subsidiary Guarantors (as defined below) and the Purchasers set forth in the Purchase Agreement, and the other documents listed below;

(2)	certificates of public officials and of certain officers of the Company and the Subsidiary Guarantors delivered in connection with the Closing and the Offeree Letter (defined below);
and have assumed, without independent inquiry, the accuracy of those representations, warranties, and certificates.
In connection with this opinion, we have examined originals or copies of the following documents:
(a)	the Purchase Agreement;

To each of the Parties listed on
Annex 1 attached hereto
October 5, 2010

(b)	the Notes, each dated the date hereof, in the form of Exhibit 1.1 to the Purchase Agreement and registered in the names and in the respective principal amounts and with the respective registration numbers as set forth on Schedule A to the Purchase Agreement;

(c)	the Guaranty Agreement executed by Patterson-UTI Drilling International, Inc., Universal Well Services, Inc., Patterson-UTI Management Services, LLC, Patterson Petroleum LLC, Patterson-UTI Drilling Company LLC, Universal Pressure Pumping, Inc., and Universal Wireline, Inc. (collectively, the “Subsidiary Guarantors” and together with the Company, collectively, the “Credit Parties”) in favor of each of the Purchasers;

(d)	a certificate of a Senior Officer of the Company, dated the date hereof, certifying as to the matters set forth therein;

(e)	a certificate of the Secretary of the Company, dated the date hereof, delivered pursuant to Section 4.3(b) of the Purchase Agreement certifying, among other things, that the attached certificate of incorporation and by-laws of the Company (the “Company’s Governing Documents”) and those certain resolutions passed by the Board of Directors of the Company authorizing participation in the transactions contemplated by the Transaction Documents (as hereinafter defined) to which it is a party, are true, complete and correct copies thereof and are in full force and effect, and as to the incumbency and specimen signatures of certain officers;

(f)	a certificate of the Secretary of each Subsidiary Guarantor, dated the date hereof, delivered pursuant to Section 4.3(b) of the Purchase Agreement certifying, among other things, that the attached certificate of incorporation and bylaws or other governing documents of such Subsidiary Guarantor (the “Subsidiary Guarantors’ Governing Documents” and together with the Company’s Governing Documents, collectively, the “Governing Documents”) and those certain resolutions passed by the board of directors or other governing body of such Subsidiary Guarantor authorizing participation in the transactions contemplated by the Transaction Documents to which such Subsidiary Guarantor is a party, are true, complete and correct copies thereof and are in full

To each of the Parties listed on
Annex 1 attached hereto
October 5, 2010

force and effect, and as to the incumbency and specimen signatures of certain officers;

(g)	a letter addressed to the Company, Fulbright & Jaworski L.L.P. and Bingham McCutchen LLP from Wells Fargo Securities, LLC describing the manner of the offering of the Notes (the “Offeree Letter”);

(h)	a Cross Receipt evidencing receipt of funds by the Company and receipt of the Notes by the Purchasers (the “Cross Receipt”); and

(i)	the opinion of Fulbright & Jaworski L.L.P., special counsel to the Credit Parties, dated the date hereof and delivered to the Purchasers pursuant to paragraph 4.4(a) of the Purchase Agreement.
The documents referenced in clause (a) through clause (c), inclusive, above are hereinafter referred to collectively as the “Transaction Documents.”
This opinion is based entirely on our review of the documents listed in the preceding paragraph and we have made no other documentary review or investigation for purposes of this opinion.
Based on such investigation as we have deemed appropriate the opinion referred to in subparagraph (i) above is satisfactory in form and scope to us, and in our opinion you are justified in relying thereon.
We have assumed the genuineness of all signatures, the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form, the legal competence of each individual executing any document, and that each Credit Party, and each other Person executing such documents (including, without limitation, the Transaction Documents) validly exists and is in good standing under the laws of the jurisdiction in which it was organized, had and has the power and authority to enter into and perform its obligations under the Transaction Documents under its governing organizational documents, applicable enterprise legislation and other applicable law, and is qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such documents. We have further assumed that such documents have been duly authorized, executed and delivered by each Person executing such documents and, as to Persons other than the Credit Parties, are binding upon and enforceable

To each of the Parties listed on
Annex 1 attached hereto
October 5, 2010

against such Persons. In addition, we have relied, to the extent we deem necessary and proper, on the Offeree Letter without independent investigation.
For purposes of this opinion, we have made such examination of law as we have deemed necessary. Except to the extent addressed below in paragraph 5, this opinion is limited solely to the internal substantive laws of the State of New York as applied by courts located in the State of New York without regard to choice of law, and the federal laws of the United States of America (except for federal and state tax, energy, utilities, national security, anti-money laundering, or antitrust laws, as to which we express no opinion), and we express no opinion as to the laws of any other jurisdiction. Our opinion in paragraph 2 below is based solely on a review of each Credit Party’s Governing Documents and we have not made any analysis of the internal substantive law of the jurisdiction of organization of any Credit Party, including statutes, rules or regulations or any interpretations thereof by any court, administrative body, or other government authority, and we express no opinion in paragraph 2 below as to the internal substantive law of any Credit Party’s jurisdiction of organization. We note that the Transaction Documents contain provisions stating that they are to be governed by the laws of the State of New York (each, a “Chosen-Law Provision”). Except to the extent addressed below in paragraph 5 no opinion is given herein as to any Chosen-Law Provision, or otherwise as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Transaction Documents. Except as set forth in paragraph 4 below, we express no opinions as to any securities or “blue sky” laws of any jurisdiction.
Our opinion is further subject to the following exceptions, qualifications and assumptions, all of which we understand to be acceptable to you:
(a)	We have assumed without any independent investigation (i) that the execution, delivery and performance by each of the parties thereto of the Transaction Documents do not and will not conflict with, or result in a breach of, the terms, conditions or provisions of, or result in a violation of, or constitute a default or require any consent (other than such consents as have been duly obtained) under, any organizational document other than the Governing Documents of the Credit Parties (including, without limitation, applicable corporate charter documents and by-laws), any order, judgment, arbitration award or stipulation, or any agreement, to which any of such parties is a party or is subject or by which any of the properties or assets of any of such parties is bound, (ii) that the statements regarding delivery and receipt of documents and

To each of the Parties listed on
Annex 1 attached hereto
October 5, 2010

funds referred to in the Cross Receipt between you and the Company are true and correct, and (iii) that the Transaction Documents are a valid and binding obligation of each party thereto to the extent that laws other than those of the State of New York are relevant thereto (other than the laws of the United States of America, but only to the limited extent the same may be applicable to the Credit Parties and relevant to our opinions expressed below).

(b)	The enforcement of any obligations of any Person under any Transaction Document or otherwise may be limited by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of any Person under the Transaction Documents or otherwise.

(c)	We express no opinion as to the availability of any specific or equitable relief of any kind.

(d)	The enforcement of any of the Purchasers’ rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(e)	We express no opinion as to the enforceability of any particular provision of any of the Transaction Documents relating to:
(i)	waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue;

(ii)	waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law;

(iii)	waivers of any applicable defenses, recoupments, or counterclaims;

(iv)	exculpation or exoneration clauses, clauses relating to rights of indemnity or contribution, and clauses relating to releases or waivers of unmatured claims or rights;

To each of the Parties listed on
Annex 1 attached hereto
October 5, 2010

(v)	waivers or variations of legal provisions or rights which are not capable of waiver or variation under applicable law; or
(f)	We express no opinion as to the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any guarantor, joint obligor, surety, accommodation party, or other secondary obligor.

(g)	Our opinion in paragraph 3 below is based solely on a review of generally applicable laws of the State of New York and the United States of America and not on any search with respect to, or review of, any orders, decrees, judgments or other determinations specifically applicable to the Credit Parties.

(h)	We express no opinion as to the effect of events occurring, circumstances arising or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.
Based on the foregoing, we are of the following opinions:
1.	Each of the Transaction Documents to which a Credit Party is a party constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms.
2.	The execution and delivery of each Transaction Document to which a Credit Party is a party, the issuance and sale of the Notes by the Company, and the performance by each Credit Party of its respective obligations under the Transaction Documents to which such Credit Party is a party will not constitute a violation of its respective Governing Documents.
3.	No consents, approvals or authorizations of Governmental Authorities of the State of New York or the United States of America are required under the laws of the United States of America or the State of New York on behalf of (a) a Credit Party in connection with the execution, delivery and performance of each of the Transaction Documents to which such Credit Party is a party, and (b) the offer, issuance, sale and delivery of the Notes by the Company, on the date hereof.

To each of the Parties listed on
Annex 1 attached hereto
October 5, 2010

4.	It is not necessary in connection with either (i) the offer and sale of the Notes delivered to you today under the circumstances contemplated by the Transaction Documents, or (ii) the issuance and delivery by the Subsidiary Guarantors of the Guaranty Agreement under the circumstances contemplated by the Transaction Documents, to register the offer and sale to you today of the Notes or the Guaranty Agreement under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the issuance of the Notes under the Trust Indenture Act of 1939, as amended.
5.	Each Chosen-Law Provision is enforceable in accordance with New York General Obligations Law section 5-1401, as applied by a New York State court or a federal court sitting in New York and applying New York choice of law principles.
This opinion is delivered solely to the Purchasers and for the benefit of the Purchasers in connection with the Purchase Agreement and may not be relied upon by the Purchasers for any other purpose or relied upon by any other person or entity (other than future holders of the Notes acquired in accordance with the terms of the Transaction Documents) for any reason without our prior written consent.
Very truly yours,
BINGHAM McCUTCHEN LLP

ANNEX 1
Gibraltar Life Insurance Co., Ltd.
c/o Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Prudential Retirement Insurance and Annuity Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
The Prudential Life Insurance Company, Ltd.
c/o Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Forethought Life Insurance Company
c/o Prudential Private Placement Investors, L.P.
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
The Prudential Insurance Company of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Physicians Mutual Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Blue Cross and Blue Shield of Minnesota
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201
Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, NY 10017

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account
720 East Wisconsin Avenue
Milwaukee, WI 53202
Aviva Life and Annuity Company
c/o Aviva Investors North America, Inc.
699 Walnut Street, Suite 1800
Des Moines, IA 50309
Jackson National Life Insurance Company
PPM America, Inc.
225 West Wacker Drive, Suite 1200
Chicago, IL 60606-1228
Allianz Life Insurance Company of North America
c/o Allianz of America, Inc.
55 Greens Farms Road
P.O. Box 5160
Westport, Connecticut 06881-5160
The Guardian Life Insurance Company of America
7 Hanover Square
New York, NY 10004-2616
Ensign Peak Advisors, Inc.
50 East North Temple, 15th Floor
Salt Lake City, UT 84150
CUNA Mutual Insurance Society
c/o MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road
Madison, WI 53705-4456
CUMIS Insurance Society, Inc.
c/o MEMBERS Capital Advisors, Inc.
5910 Mineral Point Road
Madison, WI 53705-4456

Allstate Life Insurance Company
c/o Allstate Investments LLC
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127
Allstate Life Insurance Company of New York
c/o Allstate Investments LLC
3075 Sanders Road, STE G3A
Northbrook, IL 60062-7127
The Union Central Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Ameritas Life Insurance Corp.
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Acacia Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
First Ameritas Life Insurance Corp. of New York
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Southern Farm Bureau Life Insurance Company
1401 Livingston Lane
Jackson, MS 39213
Modern Woodmen of America
1701 First Avenue
Rock Island, IL 61201
The Ohio National Life Insurance Company
One Financial Way
Cincinnati, OH 45242
Ohio National Life Assurance Corporation
One Financial Way
Cincinnati, OH 45242

American National Insurance Company
2450 South Shore Blvd., Suite 400
League City, TX 77573